UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Annual Report

June 30, 2023

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Credit Income Fund

(1)	Consolidated Schedule of Investments.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended June 30, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

Amid elevated inflation in many countries during the reporting period, the global economy faced challenges from higher interest rates, tighter credit conditions stemming from the turmoil in the banking sector (especially in the United States (“U.S.”)), and geopolitical concerns. While the U.S. economy showed signs of resilience, some European economies experienced slower growth over the reporting period.

Continued central bank efforts to combat inflation

While inflation remained elevated over the reporting period, many central banks raised interest rates to rein in rising prices. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate at 10 consecutive meetings, beginning in March 2022 through May 2023. In June 2023, the Fed then paused from raising rates in order to “assess additional information and its implications for monetary policy.” Meanwhile, the Bank of England and European Central Bank raised interest rates for the 13th and eighth consecutive time, respectively, as of June 2023. In contrast, the Bank of Japan maintained its accommodative monetary policy stance.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury rose over the reporting period, as did 10-year bond yields in most other developed market countries. The overall global credit bond market delivered positive total returns. Higher-rated global bonds underperformed lower-rated bonds. Global equities rallied, while commodity prices were volatile and produced mixed returns. The U.S. dollar weakened against the euro and the British pound, but appreciated against the Japanese yen.

Amid evolving conditions, we will continue to work diligently to navigate global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals, and visit global.pimco.com for our latest insights.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Total Returns of Certain Asset Classes for the Period Ended June 30, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	19.59%

Global equities (MSCI World Index, USD)	18.51%

European equities (MSCI Europe Index, EUR)	16.72%

Emerging market equities (MSCI Emerging Markets Index, EUR)	1.75%

Japanese equities (Nikkei 225 Index, JPY)	28.61%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	11.38%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.85%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	9.48%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	1.36%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	0.07%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO INTERVAL FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Consolidated Schedule of Investments and other sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil

ANNUAL REPORT	JUNE 30, 2023	3

Important Information About the Funds (Cont.)

and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. In March 2021, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

4	PIMCO INTERVAL FUNDS

The Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Emerging Markets Income Fund	03/15/22	03/15/22	—	—	—	—	Non-Diversified

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

ANNUAL REPORT	JUNE 30, 2023	5

Important Information About the Funds (Cont.)

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Funds’ prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules had phased compliance, with the latest requirement taking effect as of February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws prior guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other

6	PIMCO INTERVAL FUNDS

transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	JUNE 30, 2023	7

Important Information About the Funds (Cont.)

In May 2023, the SEC adopted final amendments that will require increased disclosure regarding repurchases by issuers of their equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended. The final amendments apply to business development companies and listed closed-end funds, but they do not apply to open-end funds or unlisted closed-end funds. Business development companies and listed closed-end funds will be required to provide greater quantitative and qualitative details related to share repurchases in their periodic reports, including: (i) daily quantitative share repurchase data presented in a table attached as an exhibit to the issuer’s periodic reports; (ii) checkbox disclosure regarding whether its directors and officers purchased or sold shares that are the subject of the issuer’s repurchase plan or program within four business days before or after the issuer’s announcement of such repurchase plan or program or the announcement of an increase of an existing share repurchase plan or program; and (iii) narrative descriptions regarding the issuer’s repurchase programs and practices. Listed closed-end funds are required to comply with the new requirements beginning with the Form N-CSR that covers the first six-month period that begins on or after January 1, 2024.

8	PIMCO INTERVAL FUNDS

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ANNUAL REPORT	JUNE 30, 2023	9

PIMCO Flexible Emerging Markets Income Fund

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of June 30, 2023†§

Corporate Bonds & Notes	55.3%
Sovereign Issues	27.7%
U.S. Treasury Obligations	7.2%
Loan Participations and Assignments	5.1%
Short-Term Instruments	3.0%
Non-Agency Mortgage-Backed Securities	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	Commencement of Operations (3/15/22)
PIMCO Flexible Emerging Markets Income Fund Institutional Class	7.20%	(6.14)%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	6.85%	(2.28)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

10	PIMCO INTERVAL FUNDS

Institutional Class - EMFLX

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 1.98% for Institutional Class. As of June 30, 2023, the Fund’s Total Effective Leverage (1) was 1.97%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Emerging Markets Income Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income by investing, under normal circumstances, across a wide array of instruments, including from sovereign, quasi-sovereign and corporate borrowers, that are economically tied to “emerging market” countries. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors in the emerging market credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by corporations or other business entities), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government, sovereign and quasi-sovereign debt and other fixed-, variable- and floating-rate income-producing securities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the Mexican quasi-sovereign and corporate external debt sectors contributed to absolute returns, as the sectors posted positive performance.

»	Long exposure to the Colombian sovereign external debt sector contributed to absolute returns, as the sector posted positive performance.
»	Long exposure to the Brazilian corporate external debt sector detracted from absolute returns, as a select security posted negative performance following a default.

»	Long exposure to the Brazilian corporate local currency debt sector detracted from absolute returns, as a select security posted negative performance.

ANNUAL REPORT	JUNE 30, 2023	11

PIMCO Flexible Credit Income Fund

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of June 30, 2023†§

Non-Agency Mortgage-Backed Securities	30.2%
Loan Participations and Assignments	26.1%
Asset-Backed Securities	18.3%
Corporate Bonds & Notes	13.5%
Short-Term Instruments	6.8%
Common Stocks	2.2%
Municipal Bonds & Notes	1.2%
Other	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Commencement of Operations (2/22/17)*
PIMCO Flexible Credit Income Fund Institutional Class	0.68%	2.48%	3.73%
PIMCO Flexible Credit Income Fund A-1	0.18%	1.99%	3.16%
PIMCO Flexible Credit Income Fund A-2	0.18%	1.79%	3.03%
PIMCO Flexible Credit Income Fund A-2 (adjusted)	(1.81)%	1.38%	2.71%
PIMCO Flexible Credit Income Fund A-3	(0.07)%	1.62%	2.82%
PIMCO Flexible Credit Income Fund A-4	(0.07)%	1.70%	2.95%
PIMCO Flexible Credit Income Fund A-4 (adjusted)	(2.06)%	1.08%	2.45%
ICE BofAML US High Yield Index	8.87%	3.18%	3.28%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* For class inception dates, please refer to the Important Information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund

12	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 2.54% for Institutional Class, 3.04% for Class A-1 shares, 3.04% for Class A-2 shares, 3.29% for Class A-3 shares and 3.29% for Class A-4 shares. As of June 30, 2023, the Fund’s Total Effective Leverage (1) was 41.70%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Security selection in mortgage credit contributed to absolute performance, as selected securities posted positive returns.

»	Exposure to select corporate special situation positions contributed to absolute performance, as select issuers posted positive returns.

»	Exposure to consumer asset-backed securities, including student loans and auto loans, detracted from absolute performance, as select securities posted negative returns.

»	Exposure to select emerging market debt positions detracted from absolute performance, as select securities posted negative returns.

»	Interest rate positioning detracted from performance, primarily driven by long exposure at the intermediate portion of the curve, as rates increased.

ANNUAL REPORT	JUNE 30, 2023	13

Index Descriptions

Index*	Index Description

ICE BofAML US High Yield Index	ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2023	15

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected per Share Data for the year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Emerging Markets Income Fund

Institutional Class

06/30/2023	$8.39	$0.60	$(0.03)	$0.57	$(0.77)	$0.00	$(0.77)

03/15/2022 - 06/30/2022	10.00	0.22	(1.62)	(1.40)	(0.21)	0.00	(0.21)

PIMCO Flexible Credit Income Fund (Consolidated)

Institutional Class

06/30/2023	$7.89	$0.88	$(0.85)	$0.03	$(1.11)	$0.00	$(1.11)

06/30/2022	9.68	0.89	(1.88)	(0.99)	(0.80)	0.00	(0.80)

06/30/2021	8.21	0.84	1.40	2.24	(0.77)	0.00	(0.77)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	(1.00)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	(1.01)

Class A-1

06/30/2023	7.89	0.84	(0.85)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.90	(1.94)	(1.04)	(0.75)	0.00	(0.75)

01/29/2021 - 06/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	(0.34)

Class A-2

06/30/2023	7.89	0.85	(0.86)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.85	(1.89)	(1.04)	(0.75)	0.00	(0.75)

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	(0.69)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	(0.68)

Class A-3

06/30/2023	7.89	0.84	(0.87)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.83	(1.89)	(1.06)	(0.73)	0.00	(0.73)

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	(0.44)

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.19	7.20%	$24,876	0.94%		2.15%		0.51%		1.72%		7.31%		76%

8.39	(14.05)	23,101	0.84	*	2.31	*	0.53	*	2.00	*	7.84	*	33

$6.81	0.53%	$2,290,340	5.35%		5.35%		2.22%		2.22%		11.91%		26%

7.89	(10.97)	2,488,404	2.54		2.54		2.10		2.10		9.73		35

9.68	28.02	1,971,964	3.06		3.06		2.30		2.30		9.19		34

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

6.81	0.03	9,321	5.85		5.85		2.72		2.72		11.39		26

7.89	(11.43)	9,658	3.04		3.04		2.60		2.60		10.30		35

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

6.81	0.03	95,806	5.91	(f)	5.91	(f)	2.72	(f)	2.72	(f)	11.49		26

7.89	(11.45)	87,001	3.04		3.04		2.60		2.60		9.37		35

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

6.81	(0.22)	444,222	6.31	(f)	6.31	(f)	2.97	(f)	2.97	(f)	11.46		26

7.89	(11.66)	255,741	3.29		3.29		2.85		2.85		9.15		35

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81	*	34

ANNUAL REPORT	JUNE 30, 2023	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected per Share Data for the year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Credit Income Fund (Consolidated)

Class A-4

06/30/2023	$7.89	$0.78	$(0.81)	$(0.03)	$(1.05)	$0.00	$(1.05)

06/30/2022	9.68	0.82	(1.88)	(1.06)	(0.73)	0.00	(0.73)

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	(0.69)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	(0.92)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulation. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.81	(0.22)%	$26,774	5.41	%(f)	5.41	%(f)	2.97	%(f)	2.97	%(f)	10.11%		26%

7.89	(11.66)	150,498	3.29		3.29		2.85		2.85		8.99		35

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	14

ANNUAL REPORT	JUNE 30, 2023	19

Statement of Assets and Liabilities PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$25,405

Financial Derivative Instruments
Over the counter	118
Cash	143
Deposits with counterparty	69
Foreign currency, at value	5
Receivable for investments sold	30
Receivable for Fund shares sold	10
Interest and/or dividends receivable	417
Reimbursement receivable from PIMCO	18

Total Assets	26,215

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$425

Financial Derivative Instruments
Over the counter	189
Payable for investments purchased	200
Payable for unfunded loan commitments	482
Distributions payable to common shareholders	11
Accrued management fees	28
Foreign capital gains tax payable	4

Total Liabilities	1,339

Net Assets	$24,876

Net Assets Consist of:

Par Value^	$0
Paid in capital in excess of par	29,747
Distributable earnings (accumulated loss)	(4,871)

Net Assets	$24,876

Net Assets

Institutional Class	$24,876

Common Shares Outstanding:

Institutional Class	3,036

Net Asset Value Per Common Share(a)

Institutional Class	$8.19
Cost of investments in securities	$27,038
Cost of foreign currency held	$5
Cost or premiums of financial derivative instruments, net	$(8)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	(0.00001) per share).
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$4,819,510

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,713
Over the counter	9,066
Cash	2,885
Deposits with counterparty	111,917
Receivable for investments sold	142,915
Receivable for Fund shares sold	25,368
Interest and/or dividends receivable	70,426

Total Assets	5,183,800

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,037,252

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,944
Over the counter	14,321
Payable for investments purchased	201,899
Payable for unfunded loan commitments	24,146
Deposits from counterparty	11,564
Distributions payable to common shareholders	14,251
Overdraft due to custodian	2,990
Accrued management fees	5,438
Accrued servicing fees	351
Foreign capital gains tax payable	99
Other liabilities	82

Total Liabilities	2,317,337

Net Assets	$2,866,463

Net Assets Consist of:

Par value^	$4
Paid in capital in excess of par	3,894,446
Distributable earnings (accumulated loss)	(1,027,987)

Net Assets	$2,866,463

ANNUAL REPORT	JUNE 30, 2023	21

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund (Cont.)

Net Assets:

Institutional Class	$2,290,340
Class A-1	9,321
Class A-2	95,806
Class A-3	444,222
Class A-4	26,774

Common Shares Outstanding:

Institutional Class	336,129
Class A-1	1,368
Class A-2	14,061
Class A-3	65,194
Class A-4	3,929

Net Asset Value Per Common Share(a)

Institutional Class	$6.81
Class A-1	6.81
Class A-2	6.81
Class A-3	6.81
Class A-4	6.81

Cost of investments in securities	$5,577,280
Cost or premiums of financial derivative instruments, net	$(34,590)

* Includes repurchase agreements of:	$279,916

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share).
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Emerging Markets Income Fund

Year Ended June 30, 2023
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$1,954
Total Income	1,954

Expenses:

Management fees	343
Trustee fees and related expense	9
Interest expense	102
Organizational expense reimbursements recouped	17
Offering expense	38
Total Expenses	509
Waiver and/or Reimbursement by PIMCO	(287)
Net Expenses	222

Net Investment Income (Loss)	1,732

Net Realized Gain (Loss):

Investments in securities	(2,431)
Exchange-traded or centrally cleared financial derivative instruments	34
Over the counter financial derivative instruments	(180)
Foreign currency	102

Net Realized Gain (Loss)	(2,475)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	2,150
Exchange-traded or centrally cleared financial derivative instruments	(11)
Over the counter financial derivative instruments	315
Foreign currency assets and liabilities	(46)

Net Change in Unrealized Appreciation (Depreciation)	2,408

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,665

* Foreign tax withholdings	$14

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2023	23

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Year Ended June 30, 2023
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$494,380
Dividends, net of foreign taxes**	5,405
Total Income	499,785

Expenses:

Management fees	63,644
Distribution and/or servicing fees - Class A-1	46
Distribution and/or servicing fees - Class A-2	443
Distribution and/or servicing fees - Class A-3	2,757
Distribution and/or servicing fees - Class A-4	500
Trustee fees and related expenses	259
Interest expense	90,877
Miscellaneous expense	223
Total Expenses	158,749

Net Investment Income (Loss)	341,036

Net Realized Gain (Loss):

Investments in securities	(223,503)
Exchange-traded or centrally cleared financial derivative instruments	(9,725)
Over the counter financial derivative instruments	6,296
Foreign currency	1,167

Net Realized Gain (Loss)	(225,765)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(78,034)
Exchange-traded or centrally cleared financial derivative instruments	7,057
Over the counter financial derivative instruments	(22,257)
Foreign currency assets and liabilities	(8,904)

Net Change in Unrealized Appreciation (Depreciation)	(102,138)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,133

* Foreign tax withholdings - Interest	$289

** Foreign tax withholdings - Dividends	$14

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†)	Year Ended June 30, 2023	Inception Date through June 30, 2022(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,732	$579
Net realized gain (loss)	(2,475)	(247)
Net change in unrealized appreciation (depreciation)	2,408	(4,117)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	1,665	(3,785)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,195)	(556)

Total Distributions to Common Shareholders(b)	(2,195)	(556)

Common Share Transactions:*

Receipts for shares sold	262	26,922
Issued as reinvestment of distributions	2,044	520
Cost of shares repurchased	(1)	0
Net increase (decrease) resulting from common shares transactions	2,305	27,442

Total increase (decrease) in net assets	1,775	23,101

Net Assets :

Beginning of year	23,101	0
End of year	$24,876	$23,101

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of the Fund was March 15, 2022.
(b)

The tax characterization of distribution is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial statements for more information.

ANNUAL REPORT	JUNE 30, 2023	25

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$341,036	$264,231
Net realized gain (loss)	(225,765)	132,575
Net change in unrealized appreciation (depreciation)	(102,138)	(765,383)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,133	(368,577)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(347,804)	(202,222)
Class A-1	(1,326)	(403)
Class A-2	(12,454)	(5,973)
Class A-3	(53,620)	(16,651)
Class A-4	(6,920)	(10,771)

Total Distributions to Common Shareholders(a)	(422,124)	(236,020)

Common Share Transactions*:

Receipts for shares sold	1,013,844	1,725,508
Issued as reinvestment of distributions	134,096	79,720
Cost of shares repurchased	(863,788)	(426,489)
Net increase (decrease) resulting from common share transactions	284,152	1,378,739

Total Increase (Decrease) in Net Assets	(124,839)	774,142

Net Assets:

Beginning of year	2,991,302	2,217,160
End of year	$2,866,463	$2,991,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulation. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See note 2, Distributions — Common Shares, in the Note to Financial Statements for more information.

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Year Ended June 30, 2023 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$13,133

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,458,271)
Proceeds from sales of long-term securities	1,479,151
(Purchases) Proceeds from sales of short-term portfolio investments, net	(212,263)
(Increase) decrease in deposits with counterparty	32,647
(Increase) decrease in receivable for investments sold	13,202
(Increase) decrease in interest and/or dividends receivable	(17,960)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	423
Proceeds from (Payments on) over the counter financial derivative instruments	6,544
(Increase) decrease in other assets	5
Increase (decrease) in payable for investments purchased	(34,700)
Increase (decrease) in payable for unfunded loan commitments	(2,883)
Increase (decrease) in deposits from counterparty	(11,404)
Increase (decrease) in accrued management fees	273
Increase (decrease) in accrued servicing fees	57
Proceeds from (Payments on) short sales transactions, net	(1,526)
Proceeds from (Payments on) foreign currency transactions	(1,065)
Increase (decrease) in foreign capital gains tax payable	2
Increase (decrease) in other liabilities	3
Net Realized (Gain) Loss
Investments in securities	223,503
Exchange-traded or centrally cleared financial derivative instruments	9,725
Over the counter financial derivative instruments	(6,296)
Foreign currency	(1,167)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	78,034
Exchange-traded or centrally cleared financial derivative instruments	(7,057)
Over the counter financial derivative instruments	22,257
Foreign currency assets and liabilities	8,904
Net amortization (accretion) on investments	(61,385)
Net Cash Provided by (Used for) Operating Activities	71,886

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,013,157
Payments on shares repurchased	(863,788)
Increase (decrease) in overdraft due to custodian	(272)
Cash distributions paid*	(316,006)
Proceeds from reverse repurchase agreements	10,406,973
Payments on reverse repurchase agreements	(10,312,741)
Net Cash Received from (Used for) Financing Activities	(72,677)

Net Increase (Decrease) in Cash and Foreign Currency	(791)

Cash and Foreign Currency:

Beginning of year	3,676
End of year	$2,885
*Reinvestment of distributions	$134,096

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$73,042
Non Cash Payment in Kind	$30,165

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2023	27

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.2%

Ecopetrol SA
TBD% due 08/17/2024 «µ		$500	$492

NMC Opco Ltd.
11.255% (LIBOR03M + 6.000%) due 03/25/2027 «~	AED	2,700	742

Oi SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		$390	28

Telemar Norte Leste SA
1.750% due 02/26/2035		20	2
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		302	22

Total Loan Participations and Assignments (Cost $1,489)			1,286

CORPORATE BONDS & NOTES 56.4%

BANKING & FINANCE 12.4%

Africa Finance Corp.
2.875% due 04/28/2028		200	166

American Tower Corp.
2.950% due 01/15/2051		300	190

Bank Hapoalim BM
3.255% due 01/21/2032 •(e)		200	172

BOI Finance BV
7.500% due 02/16/2027	EUR	150	141

Corsair International Ltd.
7.772% due 01/28/2027 •		600	651
8.122% due 01/28/2029 •		200	217

JAB Holdings BV
4.500% due 04/08/2052		$250	193

Kuwait Projects Co. SPC Ltd.
4.500% due 02/23/2027		600	512

Mirae Asset Securities Co. Ltd.
2.625% due 07/30/2025		200	183

Trust Fibra Uno
6.390% due 01/15/2050		500	396
6.950% due 01/30/2044		300	255

			3,076

INDUSTRIALS 28.0%

Aeropuerto Internacional de Tocumen SA
5.125% due 08/11/2061		200	154

Alfa Desarrollo SpA
4.550% due 09/27/2051		199	146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		$300	$258

Charter Communications Operating LLC
3.850% due 04/01/2061		300	182

CSN Resources SA
4.625% due 06/10/2031		200	153

DAE Funding LLC
2.625% due 03/20/2025		200	188

Ecopetrol SA
5.875% due 05/28/2045		100	69

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050		900	551

Energy Transfer LP
6.000% due 06/15/2048		150	142

Guara Norte SARL
5.198% due 06/15/2034		796	698

Health & Happiness H&H International Holdings Ltd.
5.625% due 10/24/2024		200	184

JSW Steel Ltd.
5.050% due 04/05/2032		300	243

KazMunayGas National Co. JSC
5.750% due 04/19/2047		300	245

Melco Resorts Finance Ltd.
5.250% due 04/26/2026		300	278

Metalsa SA de CV
3.750% due 05/04/2031		300	236

OCP SA
5.125% due 06/23/2051		500	366

Petroleos del Peru SA
5.625% due 06/19/2047		200	129

Petroleos Mexicanos
6.375% due 01/23/2045		600	369

Prosus NV
3.680% due 01/21/2030		200	170

QatarEnergy Trading LLC
3.125% due 07/12/2041		600	460

Saudi Arabian Oil Co.
3.500% due 11/24/2070		700	467

Stillwater Mining Co.
4.000% due 11/16/2026		200	179
4.500% due 11/16/2029		200	163

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		12	11

Vale SA
3.202% due 12/29/2049 ~(d)	BRL	14,500	931

			6,972

UTILITIES 16.0%

Engie Energia Chile SA
3.400% due 01/28/2030		$200	167

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EP Infrastructure AS
1.816% due 03/02/2031	EUR	150	$115

Galaxy Pipeline Assets Bidco Ltd.
2.940% due 09/30/2040		$190	153

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039		744	669

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		600	530

Peru LNG SRL
5.375% due 03/22/2030		200	161

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.875% due 07/17/2049		300	245
5.250% due 10/24/2042		400	357

Poinsettia Finance Ltd.
6.625% due 06/17/2031		797	658

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040		1,097	939

			3,994

Total Corporate Bonds & Notes (Cost $15,442)			14,042

U.S. TREASURY OBLIGATIONS 7.4%

U.S. Treasury Bonds
1.750% due 08/15/2041 (f)		2,600	1,828

Total U.S. Treasury Obligations (Cost $1,840)			1,828

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%

Primrose Residential DAC
4.189% due 03/24/2061 •	EUR	79	86

Shamrock Residential DAC
4.289% due 12/24/2059		72	78

Stratton Mortgage Funding PLC
5.221% due 01/20/2054 •	GBP	83	104
5.391% due 07/20/2060 •		65	83

Trinity Square PLC
5.316% due 07/15/2059 •		64	81

Total Non-Agency Mortgage-Backed Securities (Cost $445)			432

SOVEREIGN ISSUES 28.3%

Colombia Government International Bond
3.000% due 01/30/2030		$200	156
4.125% due 02/22/2042		200	128
5.625% due 02/26/2044		300	224
7.500% due 02/02/2034		200	196

Congolese Government International Bond
6.000% due 06/30/2029 þ		251	212

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominican Republic International Bond
5.875% due 01/30/2060		$200	$155
13.625% due 02/03/2033	DOP	20,200	454

Emirate of Dubai Government International Bond
3.900% due 09/09/2050		$1,500	1,089

Finance Department Government of Sharjah
4.000% due 07/28/2050		200	129

Guatemala Government International Bond
6.600% due 06/13/2036		200	201

Hungary Government International Bond
6.250% due 09/22/2032		200	205
6.750% due 09/25/2052		200	207

Israel Government International Bond
0.150% due 07/31/2023	ILS	2,000	538

Jordan Government International Bond
7.500% due 01/13/2029		$200	202

North Macedonia Government International Bond
6.250% due 02/15/2027	EUR	100	112

Panama Government International Bond
3.870% due 07/23/2060		$400	266

Paraguay Government International Bond
5.850% due 08/21/2033 (a)		200	200

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		800	752

Republic of Poland Government International Bond
4.875% due 10/04/2033		200	197

Romania Government International Bond
2.000% due 04/14/2033	EUR	600	464

Saudi Government International Bond
4.500% due 10/26/2046		$550	483

Senegal Government International Bond
6.750% due 03/13/2048		200	144

Serbia Government International Bond
2.050% due 09/23/2036	EUR	200	134
6.500% due 09/26/2033		$200	197

Total Sovereign Issues (Cost $7,050)			7,045

SHORT-TERM INSTRUMENTS 3.1%

CERTIFICATES OF DEPOSIT 0.4%

Banco Bilbao Vizcaya Argentaria Colombia SA
5.869% due 07/15/2024 «	COP	128,000	29

Bancolombia SA
5.917% due 01/27/2024		2,000	0
13.320% due 06/08/2025 «		58,000	14
13.637% due 12/14/2024 «		152,000	37
16.137% due 09/01/2024 «		62,000	15

			95

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	29

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.7%
5.235% due 08/17/2023 - 09/12/2023 (a)(b)(c)(i)	$683	677

Total Short-Term Instruments (Cost $772)		772

Total Investments in Securities (Cost $27,038)		25,405

Total Investments 102.1% (Cost $27,038)		$25,405

Financial Derivative Instruments (g)(h) (0.3)% (Cost or Premiums, net $(8))		(71)

Other Assets and Liabilities, net (1.8)%		(458)

Net Assets 100.0%		$24,876

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions(2)
UBS	5.230%	06/13/2023	07/24/2023	$	(424)	$(425)

Total Sale-Buyback Transactions						$(425)

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
UBS	$0	$0	$(425)	$(425)	$422	$(3)

Total Borrowings and Other Financing Transactions	$0	$0	$(425)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(425)	$0	$0	$(425)

Total Borrowings	$0	$(425)	$0	$0	$(425)

Payable for sale-buyback financing transactions					$(425)

(f)	Securities with an aggregate market value of $422 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(2,564) at a weighted average interest rate of 3.707%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Newell Brands, Inc.	1.000%	Quarterly	06/20/2028	4.555%	$100	$(15)	$1	$(14)	$0	$0

Total Swap Agreements						$(15)	$1	$(14)	$0	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	31

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$0	$0

Cash of $69 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2023	$		375		MXN	6,909	$27	$0
CBK	07/2023		ILS	1,960	$		564	35	0
	08/2023		COP	209,023			49	0	0
	08/2023		EUR	106			114	0	(2)
	09/2023		COP	44,349			11	0	0
GLM	07/2023		BRL	234			48	0	0
	07/2023	$		43		BRL	234	6	0
	08/2023		DOP	5,292	$		92	0	(4)
	09/2023	$		48		BRL	236	1	0
JPM	08/2023		CNH	1,983	$		287	13	0
	08/2023		GBP	124			158	0	(1)
	09/2023		COP	142,077			33	0	0
MBC	08/2023		EUR	1,618			1,785	16	0
MYI	09/2023		AED	2,767			753	0	0
RBC	07/2023	$		2		MXN	29	0	0
	08/2023		GBP	24	$		30	0	0
	08/2023		MXN	6,785			392	0	(2)

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	08/2023		CNH	940	$		137	$7	$0
	08/2023	$		2		CNY	11	0	0
	08/2023			90		GBP	71	0	0
SOG	07/2023		PLN	17	$		4	0	0
	08/2023	$		2		CNY	11	0	0
SSB	09/2023			41		BRL	206	2	0
TOR	08/2023		GBP	11	$		14	0	0
UAG	08/2023			109			138	0	(1)

Total Forward Foreign Currency Contracts								$107	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Poland Government International Bond	1.000%	Quarterly	06/20/2024	0.257%	$100	$0	$1	$1	$0
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.596	100	(2)	1	0	(1)
	State Oil Company of Azerb	5.000	Quarterly	06/20/2026	3.158	200	2	8	10	0

							$0	$10	$11	$(1)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	Sunac Real Estate Group Co. Ltd. «	0	0.000%	Maturity	01/30/2033	CNY	4,000	$7	$(185)	$0	$(178)

Total Swap Agreements									$7	$(175)	$11	$(179)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$27	$0	$0	$27	$0	$0	$0	$0	$27	$0	$27
CBK	35	0	0	35	(2)	0	0	(2)	33	0	33
GLM	7	0	0	7	(4)	0	0	(4)	3	0	3
GST	0	0	1	1	0	0	0	0	1	0	1
JPM	13	0	10	23	(1)	0	(1)	(2)	21	0	21
MBC	16	0	0	16	0	0	0	0	16	0	16
MYC	0	0	0	0	0	0	(178)	(178)	(178)	170	(8)
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	7	0	0	7	0	0	0	0	7	0	7
SSB	2	0	0	2	0	0	0	0	2	0	2
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$107	$0	$11	$118	$(10)	$0	$(179)	$(189)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	33

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

(i)

Securities with an aggregate market value of $170 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107	$0	$107
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$107	$0	$118

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10	$0	$10
Swap Agreements	0	1	178	0	0	179

	$0	$1	$178	$10	$0	$189

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7)	$(7)
Swap Agreements	0	18	0	0	23	41

	$0	$18	$0	$0	$16	$34

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(84)	$0	$(84)
Swap Agreements	0	(105)	0	0	9	(96)

	$0	$(105)	$0	$(84)	$9	$(180)

	$0	$(87)	$0	$(84)	$25	$(146)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$10	$0	$0	$(21)	$(11)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63	$0	$63
Swap Agreements	0	353	(185)	0	84	252

	$0	$353	$(185)	$63	$84	$315

	$0	$363	$(185)	$63	$63	$304

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$52	$1,234	$1,286
Corporate Bonds & Notes
Banking & Finance	0	3,076	0	3,076
Industrials	0	6,972	0	6,972
Utilities	0	3,994	0	3,994
U.S. Treasury Obligations	0	1,828	0	1,828
Non-Agency Mortgage-Backed Securities	0	432	0	432
Sovereign Issues	0	7,045	0	7,045
Short-Term Instruments
Certificates of Deposit	0	0	95	95
U.S. Treasury Bills	0	677	0	677
Total Investments	$0	$24,076	$1,329	$25,405

Financial Derivative Instruments - Assets
Over the counter	$0	$118	$0	$118

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(11)	$(178)	$(189)
Total Financial Derivative Instruments	$0	$107	$(178)	$(71)
Totals	$0	$24,183	$1,151	$25,334

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	35

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

June 30, 2023

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,261	$483	$(1,209)	$0	$(99)	$56	$742	$0	$1,234	$10
Corporate Bonds & Notes
Industrials	1,166	22	0	16	0	(249)	0	(955)	0	0
Short-Term Instruments
Certificates of Deposit	0	95	0	0	0	0	0	0	95	0

	$2,427	$600	$(1,209)	$16	$(99)	$(193)	$742	$(955)	$1,329	$10

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$0	$(178)	$0	$(178)	$0

Totals	$2,427	$600	$(1,209)	$16	$(99)	$(193)	$564	$(955)	$1,151	$10

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$492	Proxy Pricing	Base Price	98.000	—
	742	Third Party Vendor	Broker Quote	101.000	—
Short-Term Instruments
Certificates of Deposit	95	Proxy Pricing	Base Price	94.029-101.273	98.728

Financial Derivative Instruments - Liabilities
Over the counter	(178)	Indicative Market Quotation	Broker Quote	(32.338)	—

Total	$1,151

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 44.0%

AmSurg LLC
0.500% - 11.000% (PRIME + 2.750%) due 07/20/2026 «~		$5,327	$5,334

Applegreen Ireland
7.077% (EUR003M + 3.500%) due 06/29/2026 «~	EUR	17,008	17,046
7.928% due 06/29/2026 «	GBP	4,744	5,552

CIRCOR International, Inc.
TBD% due 06/20/2029 «µ		$734	723
TBD% due 06/20/2030 «		6,366	6,270

Comexposium
4.969% (EUR012M + 4.000%) due 03/28/2026 ~	EUR	50,190	47,100

Diamond Offshore Drilling, Inc.
11.202% due 04/22/2027 «		$5,500	5,115

Diamond Sports Group LLC
13.064% due 05/25/2026		73,751	57,088

Envision Healthcare Corp.
16.070% due 04/29/2027		50,871	60,664
16.695% due 04/28/2028 «		92,589	70,043

Espai Barca Fondo De Titulizacion
TBD% due 05/31/2028 «	EUR	14,500	15,664

Exgen Texas Power LLC
11.948% (LIBOR03M + 6.750%) due 10/08/2026 «~		$25,504	25,631

Fifth Avenue Trust
10.647% (LIBOR01M + 5.500%) due 08/27/2025 «~		2,587	2,524

Finastra USA, Inc.
9.038% - 9.231% (LIBOR03M + 3.500%) due 06/13/2024 ~		17,750	17,109

Forest Park Corp.
5.780% due 12/11/2024 «		239	238

Gateway Casinos & Entertainment Ltd.
13.050% due 10/18/2027	CAD	11,718	8,851
13.221% due 10/15/2027		$53,843	53,877

Gibson Brands, Inc.
10.248% (LIBOR03M + 5.000%) due 08/11/2028 ~		6,009	4,867

GIP Blue Holding LP
9.717% due 09/29/2028		3	3

Incora
TBD% - 13.725% due 03/01/2024 «µ		27,600	27,600

Instant Brands Holdings, Inc.
TBD% (LIBOR03M + 0.000%) due 04/12/2028 ^~(e)		15,042	3,277

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
15.217% due 12/12/2023 «		$6,258	$5,789

Intelsat Jackson Holdings SA
9.443% due 02/01/2029		12,226	12,192

Ivanti Software, Inc.
9.420% (LIBOR01M + 4.250%) due 12/01/2027 ~		13,944	11,816

Kiwi VFS Sub SARL
9.998% (EUR003M + 6.400%) due 05/16/2029 «~	EUR	32,040	35,316
12.428% due 05/16/2029 «	GBP	6,551	8,379

Lealand Finance Co. BV
8.217% due 06/28/2024		$171	137

Lealand Finance Co. BV (6.193% Cash and 3.000% PIK)
9.193% (LIBOR01M + 1.000%) due 06/30/2025 ~(d)		2,440	1,423

LifeMiles Ltd.
10.514% (LIBOR03M + 5.250%) due 08/30/2026 «~		1,462	1,443

Market Bidco Ltd.
8.073% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	34,357	32,263
8.991% due 11/04/2027	GBP	19,338	21,581

Mediapro
11.098% (EUR003M + 7.500%) due 07/29/2027 ~	EUR	19,100	20,073

MLM 13648 2018-RLT1
8.000% due 06/01/2049 «†(j)(k)		$5,192	5,165

Montgomery Plaza Apartments
5.900% due 11/11/2024 «		265	264

NAC Aviation 29 DAC
7.501% due 06/30/2026		33,879	30,136

Obol France 3 SAS
8.040% (EUR001M + 4.750%) due 12/31/2025 ~	EUR	9,065	9,059

Oi SA
TBD% - 14.000% due 09/07/2024 µ		$25,591	25,591
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		38,027	2,749

Poseidon Bidco SASU
8.848% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	4,100	4,384

Preylock Reitman Santa Cruz Mezz LLC
10.841% due 11/09/2023 «(j)		$7,900	7,814

Profrac Services LLC
12.753% due 03/04/2025		66,193	66,441

Project Anfora Senior
5.927% (EUR003M + 2.750%) due 10/01/2026 «~(j)	EUR	34,261	36,619

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Project Quasar Pledgco SLU
6.578% (EUR001M + 3.250%) due 03/15/2026 «~	EUR	13,242	$13,916

Promotora de Informaciones SA
8.189% (EUR003M + 5.000%) due 06/30/2026 «~		8,200	9,006
8.439% (EUR003M + 5.220%) due 12/31/2026 ~		75,509	77,590

Promotora de Informaciones SA (6.189% Cash and 5.000% PIK)
11.189% (EUR003M + 2.970%) due 06/30/2027 «~(d)		6,212	6,169

PUG LLC
6.918% (EUR001M + 3.500%) due 02/12/2027 ~		5,000	4,866
9.452% (LIBOR01M + 4.250%) due 02/12/2027 «~		$4,975	4,515

Quantum Bidco Ltd.
9.879% due 01/29/2028	GBP	7,000	8,005

Redstone Holdco 2 LP
10.005% (LIBOR03M + 4.750%) due 04/27/2028 ~		$13,015	10,894
13.042% (LIBOR03M + 7.750%) due 04/27/2029 ~		6,000	3,790

Rising Tide Holdings, Inc.
10.264% due 06/01/2028		1,424	867
13.466% due 06/01/2029 «		1,470	129
13.966% due 06/01/2029 «		1,497	661
14.091% due 06/01/2026 «		158	154

SCUR-Alpha 1503 GmbH
8.918% - 9.087% (EUR001M + 5.500%) due 03/29/2030 ~	EUR	10,500	10,954
10.602% due 03/28/2030		$16,159	15,331

Softbank Vision Fund
5.000% due 12/21/2025 «		34,290	32,099

Steenbok Lux Finco 2 SARL
TBD% due 06/30/2026 «	EUR	139,386	82,967

Sunseeker
TBD% - 10.872% (LIBOR06M + 5.500%) due 10/31/2028 «~		$31,800	30,133

Syniverse Holdings, Inc.
12.242% due 05/13/2027		61,302	56,379

Team Health Holdings, Inc.
7.943% (LIBOR01M + 2.750%) due 02/06/2024 ~		26,354	23,439
10.352% due 03/02/2027		2,848	1,969

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		52,667	3,808
1.750% due 02/26/2035		59,803	4,324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Renal Care, Inc.
10.193% (LIBOR01M + 5.000%) due 06/26/2026 ~		$71,445	$33,520
10.193% (LIBOR01M + 5.500%) due 06/26/2026 ~		15,447	7,247

Viad Corp.
10.217% due 07/30/2028		4,943	4,819

Walgreens
5.890% due 03/01/2025 «		697	689
6.000% due 03/06/2030 «		593	588

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		3,638	2,683

Windstream Services LLC
9.202% due 02/23/2027 «		29,490	28,753
11.452% due 09/21/2027		6,918	6,477

Total Loan Participations and Assignments (Cost $1,394,623)			1,259,951

CORPORATE BONDS & NOTES 22.7%

BANKING & FINANCE 8.4%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	9,400	7,982

Agps Bondco PLC
4.625% due 01/14/2026 ^(e)		15,900	6,770
5.000% due 04/27/2027 ^(e)		7,800	3,019
5.000% due 01/14/2029 ^(e)		700	248
5.500% due 11/13/2026 ^(e)		2,400	1,005
6.000% due 08/05/2025 ^(e)		10,100	4,822

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		$4,400	3,656

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	30,341	29,485
2.625% due 04/28/2025		5,978	6,124
7.677% due 01/18/2028 •		21,218	19,510
8.000% due 01/22/2030 •		6,887	6,757
8.500% due 09/10/2030 •		1,500	1,482
10.500% due 07/23/2029		22,387	24,295

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,300	344

Claveau Re Ltd.
22.523% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$3,400	1,666

Corestate Capital Holding SA
3.500% due 07/31/2023 ^(e)	EUR	5,400	832

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	2,300	$2,497
8.122% due 01/28/2029 •		1,300	1,408

Country Garden Holdings Co. Ltd.
3.875% due 10/22/2030		$300	86
6.150% due 09/17/2025		1,000	330

Credit Suisse AG
5.464% (SOFRRATE + 0.390%) due 02/02/2024 ~		550	546

Credit Suisse AG AT1 Claim ^		200	8

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (l)		12,400	10,726

Farringdon Mortgages
7.965% due 07/15/2047	GBP	5,675	1,681

FloodSmart Re Ltd.
18.858% (T-BILL 3MO + 13.000%) due 03/01/2024 ~(l)		$2,246	2,112
22.608% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		643	531

Hestia Re Ltd.
14.768% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		3,520	3,044

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (l)		4,680	3,808

Navient Corp.
5.625% due 01/25/2025		139	127

Piper Sandler Cos.
5.200% due 10/15/2023		2,900	2,893

Sanders Re Ltd.
17.018% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		6,399	6,019

Seazen Group Ltd.
4.450% due 07/13/2025		200	104

Sunac China Holdings Ltd.
7.000% due 07/09/2025 ^(e)		300	45

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (h)(l)		96,629	26,682

UBS Group AG
3.091% due 05/14/2032 •(l)		250	202
4.194% due 04/01/2031 •(l)		300	267
6.537% due 08/12/2033 •(l)		250	256
7.750% due 03/01/2029 •	EUR	200	242
9.016% due 11/15/2033 •(l)		$950	1,139

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	909	1,132
7.395% due 03/28/2024		591	753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP
6.000% due 01/15/2030 (l)		$31,176	$21,152
10.500% due 02/15/2028 (l)		10,215	10,143

Veraison Re Ltd.
17.278% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		3,100	3,301

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (l)		22,311	17,626

Yosemite Re Ltd.
15.018% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		3,730	3,815

			240,672

INDUSTRIALS 11.4%

Altice Financing SA
5.750% due 08/15/2029 (l)		9,526	7,389

Altice France Holding SA
10.500% due 05/15/2027 (l)		23,800	14,439

CGG SA
7.750% due 04/01/2027	EUR	4,900	4,497
8.750% due 04/01/2027 (l)		$22,793	19,115

DISH DBS Corp.
5.250% due 12/01/2026 (l)		18,948	15,235
5.750% due 12/01/2028 (l)		17,398	12,973

DISH Network Corp.
11.750% due 11/15/2027 (l)		3,800	3,713

Exela Intermediate LLC
11.500% due 07/15/2026		10	1

Greene King Finance PLC
6.630% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	192

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		$49,498	45,185

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	1,677	1,774

Market Bidco Finco PLC
4.750% due 11/04/2027		3,700	3,260

National Collegiate Student Loan Trust
5.545% due 06/01/2045		$50	41

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (l)		9,419	7,079

NPC Ukrenergo
6.875% due 11/09/2028 ^(e)		1,800	387

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(e)		440	16
6.000% due 05/16/2024 ^(e)		650	25
6.000% due 11/15/2026 ^(e)		430	15

Prosus NV
2.031% due 08/03/2032	EUR	500	389

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$2,848	$2,621

U.S. Renal Care, Inc.
10.625% due 07/15/2027		60,974	15,548

Vale SA
3.202% due 12/29/2049 ~(i)	BRL	313,730	20,137

Veritas US, Inc.
7.500% due 09/01/2025 (l)		$17,700	14,387

Viking Cruises Ltd.
13.000% due 05/15/2025 (l)		6,065	6,372

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(d)(e)		112,600	102,466

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		37,049	30,787

			328,043

UTILITIES 2.9%

Adler Financing SARL
12.500% due 06/30/2025 (l)	EUR	20,024	22,429

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		$23,918	23,853

NGD Holdings BV
6.750% due 12/31/2026		1,378	1,013

Oi SA
10.000% due 07/27/2025 ^(e)		55,638	4,023

Pacific Gas & Electric Co.
4.000% due 12/01/2046		4	3
4.450% due 04/15/2042 (l)		3,732	2,830

Peru LNG SRL
5.375% due 03/22/2030		34,272	27,617

Rio Oil Finance Trust
9.250% due 07/06/2024		560	565
9.250% due 07/06/2024 (l)		814	822

			83,155

Total Corporate Bonds & Notes (Cost $818,993)			651,870

CONVERTIBLE BONDS & NOTES 0.9%

BANKING & FINANCE 0.6%

Corestate Capital Holding SA
1.375% due 07/31/2023 ^(e)	EUR	3,200	508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PennyMac Corp.
5.500% due 03/15/2026 (l)	$18,075	$16,132

		16,640

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026 (l)	3,300	1,691

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (d)(l)	10,600	7,198

		8,889

Total Convertible Bonds & Notes (Cost $35,644)		25,529

MUNICIPAL BONDS & NOTES 1.9%

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	7,200	5,382

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (h)	43,500	4,494

		9,876

PUERTO RICO 1.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (l)	29,676	14,986
0.000% due 11/01/2051	67,883	31,114

		46,100

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	1,200	114

Total Municipal Bonds & Notes (Cost $59,713)		56,090

U.S. GOVERNMENT AGENCIES 0.6%

Fannie Mae
0.000% due 02/25/2052 •(a)(l)	213,134	2,405
1.500% due 02/25/2036 (a)(l)	11,166	543
4.000% due 09/25/2051 (a)(l)	25,603	5,585

Freddie Mac
0.700% due 11/25/2055 ~(a)(l)	62,911	4,169
1.457% due 08/15/2026 •(a)(l)	878	21
2.079% due 11/25/2045 ~(a)	24,637	1,884
3.000% due 02/25/2051 (a)(l)	7,949	1,266

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/25/2050 (a)(l)		$3,965	$690

Total U.S. Government Agencies (Cost $24,472)			16,563

NON-AGENCY MORTGAGE-BACKED SECURITIES 50.8%

1211 Avenue of the Americas Trust
4.280% due 08/10/2035 ~(l)		3,000	2,693

225 Liberty Street Trust
3.597% due 02/10/2036 (l)		3,500	3,139
4.803% due 02/10/2036 ~(l)		7,616	5,277

280 Park Avenue Mortgage Trust
7.301% due 09/15/2034 •(l)		9,645	8,287
8.009% due 09/15/2034 •(l)		7,233	6,032

Adjustable Rate Mortgage Trust
5.690% due 02/25/2036 «•		34	20
6.150% due 10/25/2035 •(l)		2,010	1,880
6.170% due 11/25/2035 •(l)		1,528	1,531
6.300% due 01/25/2035 •(l)		2,309	2,041
6.950% due 02/25/2035 •		1,543	1,444

Alba PLC
0.000% due 12/15/2038 (h)	GBP	0	1,161
10.001% due 12/15/2038 •		3,491	3,315

Anthracite Ltd.
5.678% due 06/20/2041		$6,135	0

Ashford Hospitality Trust
8.069% due 06/15/2035 •(l)		7,750	7,334
8.419% due 04/15/2035 •(l)		15,356	14,632

Atrium Hotel Portfolio Trust
8.493% due 12/15/2036 •(l)		44,936	39,659
8.843% due 06/15/2035 •(l)		16,369	15,266

Austin Fairmont Hotel Trust
7.443% due 09/15/2032 •(l)		2,800	2,746

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032 (l)		12,900	10,386
3.727% due 08/14/2034 ~(l)		6,216	4,168
7.093% due 03/15/2037 •(l)		1,000	991
7.587% due 03/15/2037 •(l)		4,600	4,368
8.943% due 09/15/2038 •(l)		24,605	19,872

BAMLL Re-REMIC Trust
6.015% due 06/17/2050 ~(l)		3,000	646

Banc of America Funding Trust
0.800% due 10/25/2036 •(l)		17,684	6,674
2.874% due 08/25/2047 ^~(l)		1,466	1,193
3.972% due 02/27/2037 ~(l)		2,758	2,505
6.000% due 07/25/2036 (l)		564	389

Banc of America Mortgage Trust
5.188% due 06/25/2034 ~		144	119
5.750% due 07/20/2032 «~		20	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bancorp Commercial Mortgage Trust
8.943% due 08/15/2032 •(l)		$2,817	$2,799

Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~(l)		6,000	3,619
8.743% due 07/15/2037 •(l)		22,100	20,903

Barclays Commercial Real Estate Trust
4.715% due 08/10/2033 ~(l)		15,960	11,770

BCAP LLC Trust
2.506% due 08/28/2037 ~(l)		10,902	6,958
3.143% due 05/26/2037 ~		2,290	1,998
6.000% due 05/26/2037 ~(l)		7,117	5,730
47.971% due 06/26/2037 ~		1,986	563

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		36	34

Beast Mortgage Trust
6.243% due 03/15/2036 •(l)		6,700	5,864
9.643% due 03/15/2036 •(l)		3,125	2,139

Beneria Cowen & Pritzer Collateral Funding Corp.
5.992% due 06/15/2038 •		800	716
8.831% due 06/15/2038 •(l)		4,900	3,604
9.827% due 06/15/2038 •(l)		5,500	3,928

BFLD Trust
8.143% due 10/15/2035		950	461
8.893% due 10/15/2035 •(l)		7,000	2,591
9.393% due 10/15/2035 •		3,491	751

BMO Mortgage Trust
3.378% due 02/17/2055 ~(l)		12,569	8,916

Bridgegate Funding PLC
0.000% due 10/16/2062 ~(l)	GBP	25,556	15,420
0.000% due 10/16/2062 ~		13,289	51
0.000% due 10/16/2062 (h)		3,705	165
10.466% due 10/16/2062 •(l)		15,333	18,284
13.466% due 10/16/2062 •(l)		7,667	9,809

BWAY Mortgage Trust
2.917% due 01/10/2035 (l)		$2,000	1,522
9.043% due 09/15/2036 •(l)		7,654	6,554
10.043% due 09/15/2036 •(l)		6,611	5,463
11.043% due 09/15/2036 •(l)		3,000	2,403

BX Commercial Mortgage Trust
7.145% due 05/15/2038 •(l)		4,900	4,665
8.187% due 01/17/2039 •(l)		10,250	9,789

BX Trust
7.863% due 05/15/2035 •(l)		1,400	1,367
7.930% due 10/15/2036 •(l)		3,739	3,452
8.363% due 05/15/2035 •(l)		5,345	5,197
8.680% due 10/15/2036 •(l)		2,436	2,228
9.568% due 07/15/2034 •(l)		24,382	24,251

BXP Trust
2.868% due 01/15/2044 ~(l)		7,000	4,247

CALI Mortgage Trust
3.957% due 03/10/2039 (l)		5,235	4,111

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD Mortgage Trust
5.688% due 10/15/2048	$256	$226

Century Plaza Towers
2.865% due 11/13/2039 (l)	11,305	9,124

Chase Mortgage Finance Trust
4.086% due 03/25/2037 ^~	42	39

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.520% due 01/25/2036 •(l)	3,868	2,773

Citigroup Commercial Mortgage Trust
3.635% due 05/10/2035 ~(l)	8,200	6,917
5.617% due 12/10/2049 ~	768	518
8.118% due 12/15/2036 •(l)	4,000	3,826
8.893% due 10/15/2036 •(l)	13,140	12,672

Citigroup Mortgage Loan Trust
4.189% due 08/25/2035 ~(l)	2,921	2,679
4.250% due 02/25/2054 (l)	13,555	11,825
5.139% due 11/25/2036 ~	570	422
5.500% due 11/25/2036 •(l)	4,374	3,310
6.000% due 08/25/2035 (l)	3,153	2,401

Colony Mortgage Capital Ltd.
7.982% due 11/15/2038 •(l)	8,250	7,596
8.678% due 11/15/2038 •(l)	12,700	11,303

COLT Mortgage Pass-Through Certificates
2.695% due 05/25/2065 ~(l)	1,156	776
3.550% due 05/25/2065 ~	2,458	1,913
4.553% due 05/25/2065 ~	1,998	1,610

Commercial Mortgage Loan Trust
6.809% due 12/10/2049 ~	1,799	434

Commercial Mortgage Trust
1.365% due 10/10/2048 ~(a)(l)	28,636	668
2.819% due 01/10/2039 (l)	1,500	1,247
5.679% due 06/10/2044 ~(l)	1,528	1,373
6.593% due 06/15/2034 •(l)	1,000	881
7.293% due 06/15/2034 •(l)	2,929	2,424
11.194% due 12/15/2038 •(l)	5,260	3,962

Connecticut Avenue Securities Trust
8.167% due 10/25/2041 •(l)	7,600	7,509
11.067% due 10/25/2041 •(l)	18,950	18,724

Countrywide Alternative Loan Trust
5.530% due 07/25/2046 ^•(l)	1,240	1,200
5.570% due 05/25/2047 •(l)	3,039	1,892
5.630% due 12/25/2046 ^•	281	179
5.937% due 12/20/2035 •	373	107
7.254% due 02/25/2035 ~	284	156

Countrywide Home Loan Mortgage Pass-Through Trust
4.239% due 09/20/2036 ~	100	88
5.850% due 05/25/2035 •(l)	5,569	3,188

Credit Suisse Commercial Mortgage Trust
5.787% due 01/15/2049 ^~(e)(l)	2,500	3,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.787% due 01/15/2049 ~(l)		$8,570	$10,262
6.160% due 06/15/2034 •(l)		6,946	6,249

Credit Suisse First Boston Mortgage Securities Corp.
4.153% due 12/25/2033 ~		545	486
4.981% due 07/15/2037 ~		36	32

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032		633	406

Credit Suisse Mortgage Capital Certificates
3.795% due 10/27/2036 •(l)		14,292	10,362
3.876% due 11/27/2037 ~(l)		4,336	4,052
9.591% due 06/27/2037 ~		1,005	712

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		489	144

Credit Suisse Mortgage Capital Trust
3.828% due 08/15/2037 ~(l)		3,580	2,990
6.594% due 07/15/2038 •(l)		6,010	5,396
8.493% due 07/15/2032 •(l)		10,000	9,116
9.543% due 07/15/2032 •(l)		22,329	20,365

CTDL Trust
4.750% due 05/25/2055 ~(l)		894	784

DBGS Mortgage Trust
4.334% due 04/10/2037 ~(l)		21,777	14,470
7.293% due 06/15/2033 •(l)		9,300	7,367
7.843% due 06/15/2033 •(l)		5,701	4,367
9.344% due 10/15/2036 •(l)		6,000	4,905

DBWF Mortgage Trust
8.264% due 12/19/2030 •(l)		8,969	8,764

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.928% due 09/28/2036 ~(l)		3,620	2,784

DOLP Trust
3.704% due 05/10/2041 ~(l)		15,450	7,140

DROP Mortgage Trust
7.943% due 10/15/2043 •(l)		5,806	4,976

Dssv SARL
6.177% due 10/15/2024 «	EUR	14,484	15,474

Eleven Madison Trust Mortgage Trust
3.673% due 09/10/2035 ~(l)		$2,575	2,297

Eurosail PLC
4.309% due 03/13/2045 •	EUR	250	226
5.290% due 06/13/2045 •	GBP	1,792	2,151
6.340% due 06/13/2045 •		5,421	5,176
8.490% (BP0003M + 3.500%) due 06/13/2045 ~		1,525	1,514
8.990% due 06/13/2045 •		1,781	1,856

Extended Stay America Trust
8.894% due 07/15/2038 •(l)		$21,226	20,235

FIAC
0.000% due 06/25/2039 «	GBP	1,000	0

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fontainebleau Miami Beach Trust
4.095% due 12/10/2036 ~(l)		$9,700	$8,993

Freddie Mac
8.417% due 09/25/2041 •(l)		3,100	2,983
8.817% due 02/25/2042 •(l)		11,700	11,791
9.817% due 02/25/2042 •(l)		3,700	3,691
10.567% due 01/25/2034 •(l)		14,300	12,963
11.317% due 09/25/2041 •(l)		3,700	3,469
12.567% due 10/25/2041 •(l)		12,000	11,988
13.567% due 02/25/2042 •(l)		1,600	1,608

Fremont Home Loan Trust
7.250% due 01/25/2034 •(l)		1,883	1,517

GC Pastor Hipotecario FTA
3.721% due 06/21/2046 •	EUR	3,866	3,644

GCT Commercial Mortgage Trust
5.993% due 02/15/2038 •(l)		$14,530	12,462
8.543% due 02/15/2038 •(l)		12,000	5,505

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		1,286	1,216

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	13,187

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~(l)		$5,820	5,304
8.440% due 12/15/2036 •(l)		6,440	5,998

GS Mortgage Securities Trust
3.932% due 10/10/2035 ~(l)		3,000	2,472

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		106	100
0.000% due 12/25/2060 ~(a)		106,319	3,719
0.165% due 12/25/2060 ~(a)		92,907	636
3.827% due 12/25/2060 ~(l)		20,531	11,529

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(h)		22	21
0.000% due 07/25/2059 ~(a)		45,986	532
0.090% due 07/25/2059 ~(a)		41,266	141
3.848% due 07/25/2059 ~(l)		6,871	4,171

GSMSC Resecuritization Trust
3.046% due 09/26/2037 ~(l)		40,003	16,995

HarborView Mortgage Loan Trust
5.637% due 12/19/2036 ^•(l)		2,595	2,551
5.806% due 03/19/2035 •(l)		1,614	1,274

Harbour PLC
6.557% due 01/28/2054 •	GBP	4,300	5,228

Hilton Orlando Trust
8.093% due 12/15/2034 •(l)		$14,119	13,784
9.093% due 12/15/2034 •(l)		2,207	2,122

HPLY Trust
8.343% due 11/15/2036 •(l)		13,688	12,958
9.093% due 11/15/2036 •(l)		3,982	3,696

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (l)		6,669	2,697

Impac CMB Trust
5.430% due 11/25/2035		1,259	1,071
5.670% due 11/25/2035 ^•(l)		11,302	9,752

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jackson Park Trust
3.350% due 10/14/2039 ~(l)		$17,047	$12,137

JP Morgan Alternative Loan Trust
3.790% due 12/25/2036 (l)		13,450	10,164
5.570% due 03/25/2037 •(l)		2,654	2,420

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~(l)		5,752	1,088
3.500% due 07/15/2047 ~		2,981	573
6.015% due 06/15/2049 ~(l)		14,868	3,200
6.443% due 09/15/2029 •(l)		1,444	1,341
6.493% due 03/15/2036 •(l)		1,400	1,279
7.693% due 12/15/2036 •(l)		3,240	1,673
8.443% due 02/15/2035 •(l)		20,962	19,826
8.583% due 06/15/2038 •(l)		5,000	4,128
8.709% due 11/15/2038 •(l)		12,000	11,668
9.043% due 03/15/2036 •(l)		5,000	3,789
9.443% due 02/15/2035 •(l)		4,367	4,083
9.459% due 11/15/2038 •(l)		2,756	2,586
11.584% due 11/15/2038 •(l)		21,526	19,337

JP Morgan Mortgage Trust
4.282% due 06/25/2036 ^~		8	6

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)(l)		7,669	1,704

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		100	20,443
1.000% due 01/01/2050 «		300	28,800

KREST Commercial Mortgage Securities Trust
3.024% due 11/05/2044 ~(l)		22,339	12,452

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	1,525

LUXE Commercial Mortgage Trust
8.443% due 10/15/2038 •(l)		$26,640	25,673

Mansard Mortgages PLC
8.085% due 10/15/2048 •	GBP	2,296	2,640

MASTR Adjustable Rate Mortgages Trust
3.811% due 04/25/2035 ~		$798	546

Merrill Lynch Mortgage Investors Trust
5.885% due 07/25/2029 «•		499	437

MFA Trust
3.071% due 08/25/2049 ~(l)		1,185	969
4.978% due 08/25/2049 ~(l)		6,143	5,196

MFT Trust
3.593% due 02/10/2042 ~(l)		12,286	7,664

Morgan Stanley Capital Trust
3.912% due 09/09/2032 (l)		12,000	9,702
5.485% due 11/14/2042 ~(l)		7,500	3,587
6.043% due 08/15/2033 •(l)		6,331	5,418
6.693% due 05/15/2036 •(l)		4,500	3,915
7.143% due 06/15/2035		1,200	345
7.518% due 11/15/2034 •(l)		2,500	2,375
7.743% due 07/15/2035 •(l)		7,400	7,218
8.468% due 11/15/2034 •(l)		21,060	19,712
9.668% due 11/15/2034 •(l)		6,258	5,846

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Capital Holdings Trust
3.865% due 09/13/2039 ~(l)		$8,006	$5,476

Morgan Stanley Re-REMIC Trust
3.771% due 06/26/2046 ~(l)		8,407	6,999

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		40	36

Mortgage Funding PLC
8.190% due 03/13/2046 •	GBP	1,700	2,113

MRCD Mortgage Trust
2.718% due 12/15/2036 (l)		$11,000	6,122
4.250% due 12/15/2036 (l)		12,000	6,075
4.250% due 12/15/2036 ~(l)		5,500	3,888

MSDB Trust
3.427% due 07/11/2039 ~(l)		3,500	2,984

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~(l)		10,703	6,829
4.193% due 04/10/2037 ~(l)		7,000	5,057
4.272% due 05/15/2039 ~(l)		2,850	2,196
7.593% due 11/15/2034 •(l)		5,000	4,704
8.343% due 11/15/2034 •(l)		1,826	1,717
9.092% due 03/15/2035 •(l)		4,253	4,173
9.343% due 11/15/2034 •(l)		792	741
10.340% due 03/15/2035 •(l)		8,548	8,270

New Residential Mortgage Loan Trust
4.008% due 07/25/2059 ~(l)		22,875	14,116

New York Mortgage Trust
3.558% due 08/25/2061 þ(l)		4,450	3,536

Nomura Resecuritization Trust
2.939% due 10/26/2036 •(l)		8,820	7,058
3.898% due 07/26/2035 ~		265	226

RBSSP Resecuritization Trust
5.838% due 10/26/2037 •(l)		2,425	1,066

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		134	104

Residential Asset Securitization Trust
5.750% due 03/25/2037 ^		1,783	587

Residential Mortgage Securities PLC
9.209% due 06/20/2070 •	GBP	4,150	5,258

Seasoned Credit Risk Transfer Trust
3.561% due 05/25/2057 ~(l)		$27,270	9,348
4.250% due 11/25/2059 ~(l)		6,300	5,401
5.000% due 04/25/2062 ~(l)		6,500	5,117
6.165% due 11/25/2059 ~(l)		10,238	3,732

Sequoia Mortgage Trust
5.822% due 10/20/2035 «•		3	3
6.102% due 10/20/2035 •		231	187
6.132% due 07/20/2033 «•		40	35
6.612% due 12/20/2032 «•		166	126

SFO Commercial Mortgage Trust
8.093% due 05/15/2038 •(l)		10,000	7,325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMRT Commercial Mortgage Trust
7.847% due 01/15/2039 •(l)		$11,350	$10,729
8.497% due 01/15/2039 •(l)		5,442	5,086

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		800	502

Starwood Mortgage Trust
8.193% due 04/15/2034 •(l)		7,024	6,708
9.193% due 04/15/2034 •(l)		6,612	6,316

Stratton Mortgage Funding PLC
7.491% due 07/20/2060 •	GBP	1,000	1,254
7.865% due 03/12/2052 •		3,000	3,720
7.991% due 07/20/2060 •		9,341	11,640

Structured Adjustable Rate Mortgage Loan Trust
5.680% due 12/25/2034 •(l)		$2,044	1,546
5.800% due 10/25/2035 •(l)		4,809	4,653

Structured Asset Mortgage Investments Trust
5.570% due 09/25/2047 ^•(l)		1,944	1,610

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ(l)		4,885	2,207

TDA Mixto Fondo de Titulizacion de Activos
3.442% due 10/28/2050 •	EUR	26,679	15,462
3.767% due 12/28/2050 •		16,427	14,890

Tharaldson Hotel Portfolio Trust
8.671% due 11/11/2034 •(l)		$17,886	17,216
9.443% due 11/11/2034 •(l)		4,571	4,382

Verus Securitization Trust
5.396% due 07/25/2067 ~(l)		8,341	7,649

Waikiki Beach Hotel Trust
7.873% due 12/15/2033 •(l)		15,000	14,076

WaMu Mortgage Pass-Through Certificates Trust
4.628% due 05/25/2035 ~(l)		438	312
4.746% due 05/25/2047 •(l)		1,786	994
5.024% due 08/25/2046 •(l)		7,380	5,268
6.050% due 04/25/2045 •(l)		11,297	8,811
6.155% due 07/25/2045 •(l)		6,824	5,363

Wells Fargo Commercial Mortgage Trust
0.491% due 12/15/2039 ~(a)(l)		355,000	4,013
3.569% due 12/15/2039 ~(l)		7,935	4,964
3.989% due 09/15/2031 ~(l)		11,000	9,792
5.092% due 12/15/2039 ~(l)		11,535	9,806

Wells Fargo Mortgage-Backed Securities Trust
4.590% due 08/25/2035 ~(l)		1,069	789

Worldwide Plaza Trust
3.715% due 11/10/2036 ~(l)		18,465	6,431

Total Non-Agency Mortgage-Backed Securities (Cost $1,613,063)			1,456,673

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 30.7%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ(l)		$5,754	$5,633

Acacia CDO Ltd.
6.174% due 11/08/2039 •(l)		27,882	7,592

Accredited Mortgage Loan Trust
5.440% due 02/25/2037 •(l)		5,235	3,789
6.000% due 10/25/2034 þ(l)		1,863	1,524

ACE Securities Corp. Home Equity Loan Trust
5.570% due 04/25/2036 •(l)		7,864	5,890
5.795% due 12/25/2035 •(l)		2,947	2,251
6.110% due 08/25/2035 •(l)		3,551	2,306
6.425% due 02/25/2035 •(l)		14,327	10,303

Aegis Asset-Backed Securities Trust
6.850% due 03/25/2035 •(l)		3,100	737

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
8.300% due 09/25/2034 •		638	614

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(l)		7,197	4,393

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.910% due 02/25/2036 •		190	145
5.945% due 10/25/2035 •(l)		37,541	27,935

Asset-Backed Funding Certificates Trust
6.200% due 03/25/2035 •(l)		5,505	4,405

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,250	1,143

Ballyrock CLO Ltd.
0.000% due 04/20/2031 «~(l)		$29,803	7,145

Banco Bilbao Vizcaya Argentaria
4.237% due 03/22/2046 •	EUR	590	376

Bear Stearns Asset-Backed Securities Trust
4.411% due 08/25/2035 •(l)		$6,968	6,429
4.701% due 09/25/2034 •		5,479	4,005
6.125% due 08/25/2036 •(l)		3,919	3,532

Belle Haven ABS CDO Ltd.
5.473% due 07/05/2046 •		96,561	10

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	566

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	667

Carvana Auto Receivables Trust
0.000% due 09/12/2028 «(h)		12	3,321

CDC Mortgage Capital Trust
7.700% due 06/25/2034 •(l)		659	611

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~(l)		12,000	4,662

CIT Mortgage Loan Trust
6.900% due 10/25/2037 (l)		27,233	22,789

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
6.030% due 11/25/2034 þ(l)	$4,050	$3,358
6.500% due 11/25/2045 •(l)	2,756	2,135

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~	1,878	1,673
8.260% due 12/01/2030 ~(l)	15,419	4,030
8.850% due 12/01/2030 ~(l)	19,044	3,622

Consumer Loan Underlying Bond Certificate Issuer Trust
15.722% due 10/15/2043 «~	58	45
19.053% due 12/15/2043 «~	99	85
21.631% due 04/17/2045 ~	539	514
21.743% due 05/16/2044 ~	142	130
21.931% due 10/17/2044 ~	288	273
22.026% due 02/15/2045 ~	504	475
22.131% due 01/16/2045 ~	586	569
22.322% due 08/15/2044 «~	333	298
22.825% due 03/15/2045 ~	485	466
23.681% due 12/15/2044 ~	363	349
23.700% due 12/15/2044 ~	323	303
24.356% due 02/15/2045 ~	601	570
25.068% due 03/15/2045 ~	388	374
25.945% due 06/15/2044 ~	279	259
26.420% due 11/17/2044 ~	304	287
29.990% due 07/15/2044 ~	332	311

Coronado CDO Ltd.
6.000% due 09/04/2038 (l)	248	125
6.999% due 09/04/2038 •(l)	1,736	771

Countrywide Asset-Backed Certificates Trust
5.400% due 06/25/2047 •(l)	26,938	20,365
5.450% due 06/25/2047 •(l)	26,400	18,739
5.630% due 02/25/2037 ^•(l)	2,700	2,406
5.780% due 06/25/2036 •(l)	4,035	3,585
5.810% due 06/25/2036 •(l)	2,125	2,087
6.110% due 02/25/2036 •(l)	2,390	1,656
6.410% due 01/25/2036 •(l)	3,494	2,898
6.650% due 10/25/2047 •(l)	9,916	8,040
7.025% due 10/25/2035 •(l)	12,387	9,747
7.250% due 08/25/2035 •(l)	3,485	2,608

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ	978	620

Credit-Based Asset Servicing & Securitization CBO Corp.
5.746% due 09/06/2041 •	21,238	2

Credit-Based Asset Servicing & Securitization CBO Ltd.
1.418% due 03/17/2040 •	51,642	225
5.538% due 03/13/2047	31,297	4,316
5.894% due 03/13/2047 •	54,782	2,496

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ(l)	1,800	1,719
6.767% due 05/25/2035 þ(l)	1,520	1,112

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(l)	1,507	986

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)		$1,634	$985

Eaton Vance CLO Ltd.
0.000% due 01/15/2034 ~(l)		14,000	8,331

ECAF Ltd.
3.473% due 06/15/2040 (l)		3,905	2,287

Encore Credit Receivables Trust
6.125% due 11/25/2035 •(l)		13,593	10,643

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(h)		7	1,929
0.000% due 08/15/2031 «(h)		16	6,023
0.000% due 09/15/2032 «(h)		21	14,778
0.000% due 12/15/2033 «(h)		17	5,180

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(h)		33	2,331
0.000% due 12/15/2027 «(h)		20	2,032
0.000% due 12/15/2028 «(h)		8	1,029

FREED ABS Trust
0.000% due 09/20/2027 «(h)		5	559

Fremont Home Loan Trust
5.630% due 02/25/2036 •(l)		10,514	7,070

Glacier Funding CDO Ltd.
5.550% due 11/12/2042 •(l)		33,250	6,111

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		134	117

GSAMP Trust
5.570% due 05/25/2046 •(l)		27,179	21,049
5.600% due 06/25/2036 •(l)		7,368	6,047
5.810% due 12/25/2035 •(l)		7,185	4,616
5.825% due 12/25/2035 •(l)		20,156	16,348
5.930% due 09/25/2035 •(l)		4,872	3,806
6.500% due 07/25/2045 •		1,278	1,074
6.875% due 08/25/2034 •		672	610
7.025% due 03/25/2034 ^•(l)		2,683	2,116
7.775% due 12/25/2034 •(l)		9,452	7,318

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	715

Home Equity Asset Trust
5.630% due 08/25/2036 •(l)		$30,173	27,419

Hout Bay Corp.
4.422% due 07/05/2041 •		13,377	2,623
4.622% due 07/05/2041 •		8,111	1
4.752% due 07/05/2041 •		3,290	0

HSI Asset Securitization Corp. Trust
5.290% due 12/25/2036 •(l)		8,705	7,316
5.960% due 01/25/2036 •(l)		24,675	16,505

Huntington CDO Ltd.
5.202% due 11/05/2040 •(l)		10,000	2,833

Ischus CDO Ltd.
5.713% due 01/05/2040 •(l)		3,113	2,633

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Trust
4.585% due 11/25/2036 þ		$2,287	$2,631

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	21,297

Knollwood CDO Ltd.
5.661% due 01/10/2039 •(l)		8,051	3,379

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (l)		6,359	5,268

Lakeside CDO Ltd.
5.885% due 01/03/2040 •(l)		14,730	4,643
5.885% due 01/04/2040 •(l)		19,709	6,212

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(h)		2,300	561
0.000% due 04/15/2028 «(h)		2,900	788

LNR CDO Ltd.
5.458% due 02/28/2043 •		2,058	26

Long Beach Mortgage Loan Trust
6.275% due 06/25/2035 •(l)		15,025	13,036
7.025% due 04/25/2035 •(l)		4,353	3,646

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	526

Margate Funding Ltd.
5.316% due 12/04/2044 •(l)		$37,095	11,294

Marlette Funding Trust
0.000% due 07/17/2028 «(h)		10	94
0.000% due 04/16/2029 «(h)		17	739
0.000% due 07/16/2029 «(h)		4	340
0.000% due 03/15/2030 «(h)		11	398

MASTR Asset-Backed Securities Trust
5.765% due 01/25/2036 •(l)		8,975	7,762
11.000% due 12/25/2032 •		444	285

Mercury CDO Ltd.
6.139% due 12/08/2040 •(l)		6,097	3,978

Merrill Lynch Mortgage Investors Trust
6.020% due 05/25/2036 •(l)		4,464	3,696

MKP CBO Ltd.
5.498% due 07/12/2040 •(l)		2,111	2,107
5.698% due 07/12/2040 •(l)		44,000	9,521

Morgan Stanley ABS Capital, Inc. Trust
5.220% due 10/25/2036 •		214	112
5.855% due 11/25/2035 •(l)		5,822	4,806
6.215% due 03/25/2035 ^•(l)		8,522	6,562
10.775% due 09/25/2033 •(l)		1,543	1,349

Morgan Stanley Capital, Inc. Trust
5.705% due 01/25/2036 •(l)		8,698	6,715

Morgan Stanley Home Equity Loan Trust
6.215% due 05/25/2035 •(l)		5,583	4,704

N-Star REL CDO Ltd.
5.590% due 02/01/2041 •		1,112	839

National Collegiate Commutation Trust
3.748% due 06/01/2045		22,875	2,799

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.765% due 11/25/2035 •(l)	$11,409	$7,771
6.230% due 09/25/2035 •(l)	3,000	2,500

NovaStar Mortgage Funding Trust
6.035% due 01/25/2036 •(l)	4,331	3,586

Option One Mortgage Loan Trust Asset-Backed Certificates
6.050% due 11/25/2035 •(l)	5,925	4,204

Orient Point CDO Ltd.
5.447% due 10/03/2045 •(l)	109,519	35,560

Palisades CDO Ltd.
5.650% due 07/22/2039 (l)	2,000	940
6.223% due 07/22/2039 •(l)	21,400	8,934

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.065% due 09/25/2035 (l)	18,018	12,658
6.620% due 01/25/2035 ^•(l)	1,730	1,319
7.100% due 02/25/2035 •(l)	6,028	4,669
7.250% due 12/25/2034 •(l)	17,085	12,945

PRET LLC
3.844% due 07/25/2051 þ	1,000	814

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •(l)	2,804	1,801

Residential Asset Mortgage Products Trust
5.690% due 03/25/2036 •(l)	15,680	12,453

Rockford Tower CLO Ltd.
0.000% due 01/20/2032 «~	8,300	7,314

RR 7 Ltd.
0.000% due 01/15/2120 ~(l)	5,000	2,597

Saxon Asset Securities Trust
5.950% due 09/25/2047 •(l)	21,892	16,096

Securitized Asset-Backed Receivables LLC Trust
6.125% due 12/25/2034 •(l)	770	659
6.125% due 04/25/2035 •(l)	1,420	1,179

SG Mortgage Securities Trust
5.510% due 02/25/2036 •	4,611	2,643

Sierra Madre Funding Ltd.
5.571% due 09/07/2039 •(l)	10,116	7,248
5.831% due 09/07/2039 •(l)	16,000	4,230
6.071% due 09/07/2039 •	10,400	2,714

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(h)	15	593
0.000% due 09/18/2046 «(h)	10	3,163
0.000% due 10/15/2048 «(h)	15	4,794
0.000% due 09/15/2054 «(h)(l)	23,655	28,111
0.000% due 02/16/2055 «(h)	8	10,649

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(h)	29	300
0.000% due 09/25/2040 «(h)	4,400	535

Solstice ABS CBO Ltd.
3.444% due 03/15/2039 •	8,662	4,211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
5.525% due 10/25/2036 •(l)		$25,372	$22,143
5.615% due 06/25/2036 ^•(l)		10,037	8,247

South Coast Funding Ltd.
6.374% due 08/06/2039 •(l)		23,325	7,715
8.574% due 08/06/2039 •		34,993	4

Start Ltd.
4.089% due 03/15/2044		2,130	1,878

Structured Asset Investment Loan Trust
5.400% due 06/25/2036 •(l)		40,000	15,873
5.900% due 10/25/2035 •(l)		19,095	14,707
6.125% due 06/25/2035 •(l)		7,723	6,384

Structured Asset Securities Corp.
6.350% due 02/25/2035 •		414	396

Structured Asset Securities Corp. Mortgage Loan Trust
5.350% due 06/25/2037 •(l)		2,839	1,770
5.380% due 02/25/2037 •(l)		16,684	12,910
5.390% due 01/25/2037 •(l)		7,330	4,620

Summer Street Ltd.
5.746% due 12/06/2045 •(l)		33,246	8,287

Terwin Mortgage Trust
4.099% due 07/25/2036 þ(l)		455	322
5.690% due 07/25/2037 •(l)		11,079	9,242

Wells Fargo Home Equity Asset-Backed Securities Trust
7.700% due 11/25/2035 •		250	230

Total Asset-Backed Securities (Cost $1,120,676)			881,867

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ		970	267
1.000% due 07/09/2029 (l)		949	310
1.500% due 07/09/2035 þ		1,209	348
15.500% due 10/17/2026	ARS	47,041	19
16.000% due 10/17/2023		868	1

Autonomous City of Buenos Aires
95.317% (BADLARPP + 3.250%) due 03/29/2024 ~		328,937	670

Ghana Government International Bond
6.375% due 02/11/2027 ^(e)		$1,100	477
7.875% due 02/11/2035 ^(e)		1,100	481
8.750% due 03/11/2061 ^(e)		400	167

Peru Government International Bond
5.350% due 08/12/2040	PEN	400	93
5.940% due 02/12/2029		68	18
6.150% due 08/12/2032		2,218	586

Provincia de Buenos Aires
88.734% due 04/12/2025	ARS	118,517	220

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	47

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russia Government International Bond
5.100% due 03/28/2035 ^(e)		$800	$356
5.625% due 04/04/2042 ^(e)		6,200	4,228

State Agency of Roads of Ukraine
6.250% due 06/24/2030 ^(e)		1,200	261

Ukraine Government International Bond
4.375% due 01/27/2032 ^(e)	EUR	3,304	788
6.876% due 05/21/2031 ^(e)		$5,000	1,154

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		650	60
9.250% due 09/15/2027 ^(e)		65	6

Total Sovereign Issues (Cost $25,674)			10,510

		SHARES
COMMON STOCKS 3.7%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		725,704	994

iHeartMedia, Inc. ‘A’ (f)		171,118	623

iHeartMedia, Inc. ‘B’ «(f)		132,822	435

Promotora de Informaciones SA (f)		2,330,820	967

			3,019

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)		1	0

Steinhoff CVR «(f)		233,504,552	0

			0

FINANCIALS 0.9%

ADLER Group SA «(f)		225,086	120

Banca Monte dei Paschi di Siena SpA (f)		3,581,000	8,995

Intelsat Emergence SA «(f)(j)		668,760	15,381

UBS Group AG		5,143	104

			24,600

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.4%

Mcdermott International Ltd. (f)	57,729	$10

NAC Aviation Restricted «(f)(j)	531,558	8,472

Neiman Marcus Group Ltd. LLC «(f)(j)	178,186	27,072

Syniverse Holdings, Inc. «(j)	35,382,128	32,562

Voyager Aviation Holdings LLC «(f)	2,201	0

Westmoreland Mining Holdings «(f)(j)	89,637	1,121

Westmoreland Mining Holdings «(f)	90,975	603

		69,840

REAL ESTATE 0.0%

ADLER Group SA	498,404	300

Stearns Holding LLC ‘B’ «(f)	284,008	0

		300

UTILITIES 0.3%

TexGen Power LLC «(f)(j)	273,307	7,653

Total Common Stocks (Cost $126,008)		105,412

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(f)	70,515	335

Total Rights (Cost $0)		335

WARRANTS 0.7%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	1,361	0

Intelsat Emergence SA - Exp. 02/17/2027 «	1,401	2

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	69,990	507

		509

48	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.7%

Windstream Holdings LLC - Exp. 9/21/2055 «	1,366,195	$20,917

Total Warrants (Cost $23,506)		21,426

PREFERRED SECURITIES 0.1%

INDUSTRIALS 0.1%

Voyager Aviation Holdings LLC «	13,205	3,184

Total Preferred Securities (Cost $4,327)		3,184

REAL ESTATE INVESTMENT TRUSTS 0.1%

REAL ESTATE 0.1%

CBL & Associates Properties, Inc.	24,558	541

Uniti Group, Inc.	403,446	1,864

Total Real Estate Investment Trusts (Cost $2,895)		2,405

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.5%

REPURCHASE AGREEMENTS (k) 9.8%
		279,916

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Corestate Capital Holding SA
15.000% due 07/31/2023 «(j)	EUR	300	$331

ARGENTINA TREASURY BILLS 0.1%
(21.256)% due 09/18/2023 - 11/23/2023 (g)(h)	ARS	658,882	1,548

U.S. TREASURY BILLS 1.6%
5.231% due 08/10/2023 - 09/14/2023 (c)(g)(h)(l)(n)(p)		$46,365	45,900

Total Short-Term Instruments (Cost $327,686)			327,695

Total Investments in Securities (Cost $5,577,280)			4,819,510

Total Investments 168.1% (Cost $5,577,280)			$4,819,510

Financial Derivative Instruments (m)(o) (0.3)% (Cost or Premiums, net $(34,590))			(8,486)

Other Assets and Liabilities, net (67.8)%			(1,944,561)

Net Assets 100.0%			$2,866,463

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	49

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

†

Pool of 13 residential fix-and-flip loans acquired through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)   RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Corestate Capital Holding SA 15.000% due 07/31/2023	12/06/2022	$314	$331	0.01%
Intelsat Emergence SA	06/19/2017 - 02/23/2022	42,757	15,381	0.54
MLM 13648 2018-RLT1 8.000% due 06/01/2049	11/19/2018	5,193	5,165	0.18
NAC Aviation Restricted	06/01/2022 - 07/27/2022	12,462	8,472	0.30
Neiman Marcus Group Ltd. LLC	09/25/2020	5,828	27,072	0.94
Preylock Reitman Santa Cruz Mezz LLC 10.841% due 11/09/2023	04/09/2018	8,097	7,814	0.27
Project Anfora Senior 5.927% due 10/01/2026	09/30/2019	37,301	36,619	1.28
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	34,759	32,562	1.13
TexGen Power LLC	07/20/2018	8,661	7,653	0.27
Westmoreland Mining Holdings	04/09/2018 - 06/30/2023	726	1,121	0.04

		$156,098	$142,190	4.96%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.060%	07/03/2023	07/05/2023	$134,400	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	$(136,962)	$134,400	$134,400
	5.120	06/30/2023	07/03/2023	125,700	U.S. Treasury Notes 3.875% due 12/31/2029	(128,332)	125,700	125,754
	5.160	06/30/2023	07/03/2023	15,700	U.S. Treasury Notes 2.000% due 08/15/2025	(16,035)	15,700	15,707
FICC	2.400	06/30/2023	07/03/2023	4,116	U.S. Treasury Notes 4.625% due 06/30/2025	(4,198)	4,116	4,116

Total Repurchase Agreements						$(285,527)	$279,916	$279,977

50	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	5.930%	02/03/2023	08/03/2023			$(3,976)	$(4,074)
	6.096	05/09/2023	11/09/2023			(15,730)	(15,877)
	6.171	04/20/2023	10/20/2023			(12,003)	(12,155)
	6.179	05/18/2023	11/20/2023			(27,104)	(27,318)
	6.209	02/28/2023	08/28/2023			(10,962)	(11,198)
BOS	6.360	06/05/2023	10/03/2023			(3,967)	(3,986)
BPS	3.580	04/14/2023	07/14/2023		EUR	(1,861)	(2,047)
	3.640	04/20/2023	07/21/2023			(1,453)	(1,597)
	3.700	05/10/2023	TBD	(3)		(3,611)	(3,961)
	3.770	05/10/2023	08/10/2023			(1,499)	(1,645)
	3.800	06/28/2023	TBD	(3)		(7,031)	(7,677)
	3.910	06/19/2023	08/21/2023			(12,826)	(14,017)
	3.940	05/12/2023	11/13/2023			(1,770)	(1,942)
	5.480	04/25/2023	07/14/2023			$(1,577)	(1,594)
	5.740	03/10/2023	07/11/2023			(3,597)	(3,661)
	5.740	03/14/2023	07/14/2023			(36,491)	(37,120)
	5.760	03/23/2023	07/21/2023			(8,759)	(8,890)
	5.790	03/01/2023	07/31/2023			(1,762)	(1,796)
	5.790	03/02/2023	07/31/2023			(1,527)	(1,556)
	5.850	06/01/2023	08/30/2023			(2,307)	(2,319)
	6.010	05/10/2023	11/02/2023			(781)	(789)
	6.310	04/13/2023	10/10/2023			(44,979)	(45,609)
	6.310	05/10/2023	11/02/2023			(9,091)	(9,177)
	6.310	05/11/2023	11/08/2023			(22,786)	(22,997)
	6.310	05/16/2023	11/15/2023			(8,029)	(8,100)
	6.310	06/05/2023	11/30/2023			(8,327)	(8,367)
	6.310	06/15/2023	10/10/2023			(60,919)	(61,111)
	6.310	06/28/2023	12/26/2023			(9,221)	(9,230)
	6.350	06/21/2023	10/10/2023			(1,709)	(1,713)
	6.410	06/05/2023	11/30/2023			(2,526)	(2,539)
	6.610	05/15/2023	11/15/2023			(14,220)	(14,347)
BRC	3.660	06/01/2023	TBD	(3)	EUR	(5,550)	(6,075)
	3.750	05/10/2023	TBD	(3)		(532)	(584)
	5.400	05/05/2023	TBD	(3)		$(58)	(58)
	5.450	06/22/2023	TBD	(3)		(12,716)	(12,737)
	5.928	06/05/2023	09/05/2023		GBP	(6,529)	(8,330)
	5.940	02/10/2023	08/10/2023			$(9,567)	(9,793)
	5.980	01/20/2023	07/20/2023			(6,607)	(6,787)
	5.990	04/14/2023	07/14/2023			(26,318)	(26,668)
	6.010	02/03/2023	08/03/2023			(30,903)	(31,677)
	6.040	04/14/2023	07/14/2023			(704)	(713)
	6.050	01/17/2023	07/19/2023			(100,640)	(103,464)
	6.060	07/03/2023	TBD	(3)		(9,814)	(9,814)
	6.090	01/30/2023	08/30/2023			(21,300)	(21,855)
	6.090	02/10/2023	08/10/2023			(1,787)	(1,830)
	6.090	02/10/2023	08/30/2023			(6,728)	(6,891)
	6.110	02/13/2023	08/14/2023			(2,414)	(2,471)
	6.110	02/14/2023	08/14/2023			(5,928)	(6,068)
	6.140	02/09/2023	08/09/2023			(9,045)	(9,267)
	6.250	02/15/2023	09/15/2023			(84,237)	(86,255)
	6.270	02/28/2023	08/28/2023			(1,740)	(1,778)
	6.320	04/05/2023	10/02/2023			(12,062)	(12,250)
	6.360	06/06/2023	10/04/2023			(37,866)	(38,047)
	6.510	05/10/2023	11/10/2023			(12,372)	(12,492)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	51

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BYR	5.560%	03/30/2023	09/27/2023			$(1,933)	$(1,962)
	5.770	03/23/2023	08/03/2023			(2,096)	(2,129)
	5.770	03/23/2023	09/20/2023			(4,851)	(4,928)
	5.770	03/24/2023	09/20/2023			(7,982)	(8,109)
	5.770	03/30/2023	09/20/2023			(732)	(743)
	5.780	04/03/2023	09/29/2023			(1,455)	(1,476)
CDC	5.530	04/05/2023	07/05/2023			(1,200)	(1,216)
	5.550	04/06/2023	07/05/2023			(1,785)	(1,809)
	5.570	02/10/2023	08/09/2023			(151)	(154)
	5.630	02/13/2023	08/11/2023			(9,990)	(10,209)
	5.680	02/17/2023	08/16/2023			(4,374)	(4,468)
	6.040	05/15/2023	08/15/2023			(994)	(1,002)
CDI	3.610	02/22/2023	08/22/2023		EUR	(2,839)	(3,139)
CIB	5.390	01/17/2023	07/17/2023			$(30)	(30)
DBL	4.078	05/15/2023	11/15/2023		EUR	(5,794)	(6,357)
	5.312	06/19/2023	09/19/2023		GBP	(3,826)	(4,869)
	5.360	05/12/2023	11/13/2023			(3,311)	(4,236)
	5.505	06/16/2023	09/18/2023			(1,193)	(1,519)
	5.641	06/29/2023	09/29/2023			(2,704)	(3,436)
	5.871	06/28/2023	08/31/2023			$(1,089)	(1,090)
	6.668	06/26/2023	08/25/2023			(2,912)	(2,916)
	6.688	06/09/2023	08/10/2023			(63,090)	(63,371)
	6.699	06/20/2023	08/17/2023			(12,521)	(12,551)
	6.738	06/09/2023	08/10/2023			(23,768)	(23,875)
	6.778	07/03/2023	08/31/2023			(13,756)	(13,756)
	6.838	06/09/2023	08/10/2023			(10,109)	(10,155)
	6.899	06/12/2023	08/11/2023			(3,105)	(3,117)
	6.978	07/03/2023	08/31/2023			(1,625)	(1,625)
IND	5.330	01/31/2023	07/31/2023			(8,606)	(8,801)
	5.440	06/16/2023	09/18/2023		GBP	(1,405)	(1,788)
	5.450	03/30/2023	07/31/2023			$(5,325)	(5,401)
	5.700	05/12/2023	08/14/2023			(24,248)	(24,448)
	5.760	05/18/2023	08/18/2023			(8,430)	(8,492)
	5.890	06/02/2023	09/01/2023			(17,839)	(17,929)
JML	3.000	05/10/2023	TBD	(3)	EUR	(4,167)	(4,568)
	3.374	05/11/2023	07/11/2023			(7,165)	(7,857)
	3.574	05/11/2023	07/11/2023			(9,414)	(10,326)
	4.000	06/22/2023	09/22/2023			(280)	(306)
	5.400	05/05/2023	07/28/2023			$(385)	(388)
	5.450	05/05/2023	07/28/2023			(1,633)	(1,647)
	5.500	05/05/2023	07/28/2023			(562)	(567)
	6.252	06/29/2023	09/29/2023		GBP	(992)	(1,261)
JPS	5.810	04/05/2023	10/02/2023			(3,479)	(3,528)
	6.010	05/22/2023	11/20/2023			(11,830)	(11,913)
	6.060	04/05/2023	10/02/2023			(2,171)	(2,203)
	6.110	04/05/2023	10/02/2023			(760)	(771)
	6.120	05/05/2023	11/01/2023			(751)	(758)
	6.150	06/21/2023	12/04/2023			(5,075)	(5,085)
	6.200	04/03/2023	07/03/2023			(1,800)	(1,828)
	6.220	05/05/2023	11/01/2023			(19,153)	(19,348)
	6.230	06/30/2023	12/26/2023			(210)	(210)
	6.260	05/02/2023	10/30/2023			(3,465)	(3,502)
	6.287	02/14/2023	10/12/2023			(2,382)	(2,440)
	6.330	07/03/2023	01/02/2024			(3,026)	(3,026)
	6.430	07/03/2023	01/02/2024			(2,284)	(2,284)
	6.460	07/03/2023	01/02/2024			(720)	(720)
	6.680	07/03/2023	01/02/2024			(1,824)	(1,824)
	7.060	05/31/2023	09/28/2023			(20,292)	(20,424)

52	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
MEI	3.914%	05/18/2023	09/18/2023		EUR	(2,745)	$(3,011)
	4.987	04/24/2023	08/21/2023		GBP	(1,425)	(1,826)
	5.331	05/24/2023	09/25/2023			(3,199)	(4,086)
	5.840	05/19/2023	09/18/2023			$(72)	(73)
MSB	4.006	06/12/2023	08/14/2023		EUR	(6,211)	(6,794)
	5.433	06/12/2023	12/12/2023		GBP	(11,020)	(14,040)
	5.470	05/12/2023	11/13/2023			(5,325)	(6,815)
	5.523	06/12/2023	12/12/2023			(6,161)	(7,850)
	5.538	06/26/2023	10/26/2023			(1,465)	(1,863)
	6.310	05/08/2023	11/06/2023			$(8,664)	(8,749)
	6.310	05/19/2023	11/15/2023			(1,692)	(1,705)
	6.310	05/30/2023	11/30/2023			(16,536)	(16,636)
	6.310	06/15/2023	12/15/2023			(2,103)	(2,110)
	6.360	05/08/2023	11/06/2023			(351)	(355)
	6.360	05/30/2023	11/30/2023			(45,030)	(45,300)
	6.360	06/15/2023	12/15/2023			(5,131)	(5,148)
	6.360	06/20/2023	11/30/2023			(940)	(942)
	6.410	05/30/2023	11/30/2023			(19,278)	(19,393)
MYI	3.820	05/19/2023	07/19/2023		EUR	(11,681)	(12,807)
	3.870	05/19/2023	07/19/2023			(3,913)	(4,291)
	3.970	05/19/2023	07/19/2023			(8,516)	(9,338)
MZF	6.340	05/24/2023	11/22/2023			$(2,663)	(2,681)
	6.490	06/07/2023	12/07/2023			(70,064)	(70,392)
	6.490	06/14/2023	12/12/2023			(52,577)	(52,758)
	6.490	06/21/2023	12/21/2023			(4,404)	(4,413)
NOM	5.880	05/05/2023	TBD	(3)		(5,028)	(5,077)
NSL	3.750	05/10/2023	TBD	(3)	EUR	(3,706)	(4,066)
RBC	6.110	06/12/2023	10/12/2023			$(13,600)	(13,648)
RCE	2.550	05/10/2023	TBD	(3)	EUR	(2,938)	(3,222)
	3.500	05/10/2023	TBD	(3)		(862)	(945)
	3.700	05/10/2023	TBD	(3)		(10,852)	(11,903)
	4.372	05/15/2023	11/15/2023			(9,566)	(10,500)
RCY	5.400	01/17/2023	07/17/2023			$(1,997)	(2,047)
	5.660	02/17/2023	09/18/2023			(5,462)	(5,579)
	5.850	06/08/2023	09/08/2023			(2,277)	(2,286)
RDR	5.540	06/12/2023	07/12/2023			(1,420)	(1,424)
	5.550	06/02/2023	08/02/2023			(650)	(653)
RTA	5.790	06/12/2023	10/12/2023			(23,943)	(24,024)
	5.810	06/27/2023	10/27/2023			(1,643)	(1,645)
	5.840	06/12/2023	10/12/2023			(3,097)	(3,107)
	6.030	05/12/2023	11/13/2023			(1,897)	(1,914)
	6.070	04/03/2023	07/03/2023			(12,939)	(13,138)
	6.130	05/12/2023	11/13/2023			(3,122)	(3,150)
	6.140	05/12/2023	11/13/2023			(2,311)	(2,332)
	6.190	05/12/2023	11/13/2023			(3,141)	(3,170)
	6.210	05/03/2023	11/03/2023			(10,582)	(10,695)
	6.230	05/12/2023	11/13/2023			(2,472)	(2,494)
	6.240	05/12/2023	11/13/2023			(24,252)	(24,470)
	6.260	05/12/2023	11/13/2023			(1,769)	(1,785)
	6.290	05/12/2023	11/13/2023			(7,361)	(7,427)
	6.310	05/03/2023	11/03/2023			(11,938)	(12,065)
	6.310	05/18/2023	11/17/2023			(17,352)	(17,491)
	6.310	06/05/2023	10/05/2023			(6,663)	(6,696)
	6.310	06/12/2023	10/12/2023			(2,688)	(2,697)
	6.310	07/03/2023	10/02/2023			(13,524)	(13,524)
	6.335	05/12/2023	11/13/2023			(1,230)	(1,241)
	6.340	06/05/2023	10/05/2023			(4,622)	(4,644)
	6.340	06/12/2023	10/12/2023			(4,305)	(4,319)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	53

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	6.360%	05/11/2023	11/10/2023			$(16,072)	$(16,223)
	6.410	05/12/2023	11/13/2023			(1,709)	(1,724)
	6.410	06/12/2023	10/12/2023			(7,682)	(7,708)
	6.480	06/05/2023	10/05/2023			(2,846)	(2,860)
SBI	6.310	04/18/2023	10/17/2023			(6,605)	(6,692)
SOG	3.700	06/14/2023	08/14/2023		EUR	(6,195)	(6,773)
	5.350	05/05/2023	TBD	(3)		$(86)	(87)
	5.520	02/02/2023	08/02/2023			(3,603)	(3,686)
	5.670	03/14/2023	07/14/2023			(22,446)	(22,803)
	5.750	02/22/2023	08/22/2023			(1,089)	(1,112)
	5.770	05/15/2023	11/15/2023			(2,889)	(2,912)
	5.780	02/06/2023	08/03/2023			(6,934)	(7,091)
	5.780	06/21/2023	08/03/2023			(824)	(826)
	6.210	02/27/2023	08/25/2023			(6,751)	(6,885)
	6.210	03/07/2023	08/04/2023			(4,390)	(4,477)
	6.260	06/06/2023	11/03/2023			(3,187)	(3,202)
	6.285	05/15/2023	11/15/2023			(2,739)	(2,761)
	6.310	05/11/2023	11/10/2023			(7,137)	(7,204)
	6.310	05/18/2023	11/17/2023			(11,903)	(11,999)
	6.340	04/06/2023	10/06/2023			(12,864)	(13,060)
	6.360	05/10/2023	11/10/2023			(13,239)	(13,365)
	6.410	05/10/2023	11/10/2023			(7,305)	(7,375)
UBS	3.600	06/08/2023	TBD	(3)	EUR	(7,840)	(8,576)
	4.028	06/15/2023	09/15/2023			(3,069)	(3,355)
	5.550	02/03/2023	08/03/2023			$(11,430)	(11,695)
	5.590	02/03/2023	08/03/2023			(8,520)	(8,719)
	5.640	06/08/2023	08/08/2023			(15,238)	(15,298)
	5.650	01/30/2023	07/28/2023			(6,171)	(6,321)
	5.700	04/17/2023	10/16/2023			(1,325)	(1,341)
	5.750	04/28/2023	08/03/2023			(1,306)	(1,320)
	5.760	04/27/2023	01/22/2024			(15,801)	(15,971)
	5.800	04/28/2023	01/23/2024			(12,265)	(12,395)
	6.010	01/17/2023	10/17/2023			(6,446)	(6,625)
	6.060	01/27/2023	07/27/2023			(2,386)	(2,449)
	6.090	02/09/2023	08/09/2023			(255)	(261)
	6.100	04/27/2023	10/24/2023			(830)	(839)
	6.140	02/09/2023	08/09/2023			(6,005)	(6,153)
	6.160	02/06/2023	08/04/2023			(9,545)	(9,785)
	6.220	04/13/2023	07/12/2023			(3,869)	(3,923)
	6.260	01/17/2023	10/17/2023			(1,934)	(1,990)
	6.270	04/27/2023	01/22/2024			(32,551)	(32,931)
	6.360	06/16/2023	08/16/2023			(12,506)	(12,544)
	6.460	06/16/2023	08/16/2023			(3,175)	(3,185)
	6.610	06/06/2023	03/06/2024			(16,893)	(16,977)
	6.620	06/30/2023	01/04/2024			(1,599)	(1,600)
	6.670	06/30/2023	01/04/2024			(12,154)	(12,161)
	6.670	07/03/2023	01/05/2024			(3,847)	(3,847)
	6.720	06/30/2023	01/04/2024			(5,020)	(5,023)
	6.770	06/30/2023	01/04/2024			(22,173)	(22,186)

Total Reverse Repurchase Agreements							$(2,037,252)

54	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(70,622)	$0	$(70,622)	$96,693	$26,071
BOS	0	(3,986)	0	(3,986)	5,463	1,477
BPS	275,861	(273,801)	0	2,060	65,016	67,076
BRC	0	(415,904)	0	(415,904)	527,159	111,255
BYR	0	(19,347)	0	(19,347)	22,255	2,908
CDC	0	(18,858)	0	(18,858)	21,807	2,949
CDI	0	(3,139)	0	(3,139)	3,260	121
CIB	0	(30)	0	(30)	21	(9)
DBL	0	(152,873)	0	(152,873)	203,632	50,759
FICC	4,116	0	0	4,116	(4,198)	(82)
IND	0	(66,859)	0	(66,859)	78,275	11,416
JML	0	(26,920)	0	(26,920)	29,184	2,264
JPS	0	(79,864)	0	(79,864)	92,069	12,205
MEI	0	(8,996)	0	(8,996)	10,477	1,481
MSB	0	(137,700)	0	(137,700)	183,693	45,993
MYI	0	(26,436)	0	(26,436)	30,584	4,148
MZF	0	(130,244)	0	(130,244)	179,608	49,364
NOM	0	(5,077)	0	(5,077)	6,937	1,860
NSL	0	(4,066)	0	(4,066)	4,614	548
RBC	0	(13,648)	0	(13,648)	16,904	3,256
RCE	0	(26,570)	0	(26,570)	30,984	4,414
RCY	0	(9,912)	0	(9,912)	11,379	1,467
RDR	0	(2,077)	0	(2,077)	2,188	111
RTA	0	(190,543)	0	(190,543)	238,698	48,155
SBI	0	(6,692)	0	(6,692)	8,784	2,092
SOG	0	(115,618)	0	(115,618)	150,220	34,602
UBS	0	(227,470)	0	(227,470)	301,677	74,207

Total Borrowings and Other Financing Transactions	$279,977	$(2,037,252)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(131,480)	$(152,362)	$(129,271)	$(413,113)
Convertible Bonds & Notes	0	(14,758)	0	(5,077)	(19,835)
U.S. Government Agencies	0	(2,077)	(10,781)	0	(12,858)
Non-Agency Mortgage-Backed Securities	0	(145,833)	(308,086)	(567,404)	(1,021,323)
Asset-Backed Securities	0	0	(126,961)	(390,140)	(517,101)
Sovereign Issues	0	(2,602)	0	0	(2,602)

Total Borrowings	$0	$(296,750)	$(598,188)	$(1,091,894)	$(1,986,832)

Payable for reverse repurchase agreements(5)					$(1,986,832)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	55

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(l)	Securities with an aggregate market value of $2,569,446 and cash of $37,584 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(1,968,049) at a weighted average interest rate of 4.389%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(50,420) is outstanding at period end.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	122	$(28,865)	$817	$0	$(11)
3-Month SOFR Active Contract December Futures	03/2025	63	(15,116)	281	6	0
3-Month SOFR Active Contract December Futures	03/2026	68	(16,411)	223	2	0
3-Month SOFR Active Contract June Futures	09/2024	80	(19,048)	471	1	0
3-Month SOFR Active Contract June Futures	09/2025	64	(15,418)	236	4	0
3-Month SOFR Active Contract March Futures	06/2024	106	(25,145)	681	0	(6)
3-Month SOFR Active Contract March Futures	06/2025	58	(13,950)	232	5	0
3-Month SOFR Active Contract March Futures	06/2026	64	(15,454)	198	2	0
3-Month SOFR Active Contract September Futures	12/2024	74	(17,692)	380	6	0
3-Month SOFR Active Contract September Futures	12/2025	53	(12,781)	183	2	0

Total Futures Contracts				$3,702	$28	$(17)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	4.659%	EUR	1,600	$101	$(82)	$19	$11	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	5.190		16,290	874	(943)	(69)	169	0

							$975	$(1,025)	$(50)	$180	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-40 5-Year Index	(5.000)%	Quarterly	06/20/2028	$276,800	$(2,220)	$(6,011)	$(8,231)	$0	$(2,071)

56	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	9,000	$874	$2,453	$3,327	$64	$0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		4,600	512	592	1,104	35	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		18,100	1,978	10,589	12,567	118	0
Receive	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	09/20/2023		$2,500	0	36	36	1	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		128,500	(9)	3,049	3,040	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		677,400	(32,452)	(7,426)	(39,878)	61	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		64,400	7	1,504	1,511	0	(17)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		10,300	5	371	376	1	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026		323,700	(4,388)	(28,863)	(33,251)	156	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		246,200	(5,908)	(15,362)	(21,270)	0	(10)
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		11,500	(373)	(713)	(1,086)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		2,500	20	(201)	(181)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		351,500	(29,753)	(3,785)	(33,538)	11	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		58,100	(1,904)	(2,671)	(4,575)	28	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		93,400	(21)	11,251	11,230	0	(51)
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		25,600	(75)	(2,958)	(3,033)	16	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		56,100	622	(437)	185	35	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		59,000	3,100	(6,076)	(2,976)	47	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		244,600	(25,131)	(2,624)	(27,755)	176	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		53,800	1,389	(10,999)	(9,610)	74	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		84,400	10,215	1,529	11,744	0	(167)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		44,600	316	(98)	218	129	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	09/20/2050		24,300	45	9,835	9,880	0	(180)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		74,500	13,419	15,891	29,310	0	(576)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		117,100	20,294	11,138	31,432	0	(995)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		42,000	10,116	1,771	11,887	0	(362)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	2,600	0	(9)	(9)	1	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		1,800	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		2,200	0	(6)	(6)	1	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		5,900	0	2	2	1	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		9,900	0	7	7	2	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		5,000	0	5	5	1	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		4,900	0	5	5	1	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		9,900	0	11	11	2	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	57

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.220%	Maturity	01/04/2027	BRL	3,200	$0	$7	$7	$3	$0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		1,600	0	4	4	1	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		1,600	0	4	4	1	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		800	0	4	4	1	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		3,600	0	19	19	3	0
Receive	1-Year BRL-CDI	11.788	Maturity	01/04/2027		324,600	0	(2,022)	(2,022)	0	(276)
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		8,500	0	53	53	7	0
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027		269,000	0	1,917	1,917	229	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2023		$93,400	0	635	635	31	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	09/15/2023		25,600	0	(273)	(273)	0	(9)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	09/16/2023		323,700	0	(4,329)	(4,329)	0	(136)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	09/16/2023		53,800	0	(649)	(649)	0	(20)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	09/16/2023		74,500	0	850	850	27	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	09/19/2023		59,000	0	(392)	(392)	0	(12)
Pay	3-Month USD-LIBOR	0.000	Quarterly	09/20/2023		2,500	0	(36)	(36)	0	(1)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	09/20/2023		24,300	0	209	209	9	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	09/20/2023		58,100	0	(501)	(501)	0	(16)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	09/21/2023		11,500	0	(121)	(121)	0	(4)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,400	81	891	972	22	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	181	180	5	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	1,915	2,159	22	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	5,976	5,877	67	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,800	1,455	6,130	7,585	87	0
Receive(6)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		52,500	316	2,544	2,860	11	0
Receive	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		2,500	329	259	588	15	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		MXN 36,800	0	41	41	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		15,400	0	17	17	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		9,300	0	10	10	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		4,400	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		3,900	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		1,900	8	(4)	4	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		7,900	32	(14)	18	0	(1)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		1,900	0	(4)	(4)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		4,600	0	(10)	(10)	0	0

							$(34,737)	$1,118	$(33,619)	$1,505	$(2,856)

Total Swap Agreements							$(35,982)	$(5,918)	$(41,900)	$1,685	$(4,927)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$28	$1,685	$1,713	$0	$(17)	$(4,927)	$(4,944)

58	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

(n)

Securities with an aggregate market value of $736 and cash of $74,333 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2023		EUR	3,623	$		3,881	$0	$(73)
	07/2023	$		11,627		EUR	10,819	179	0
	07/2023			16,216		MXN	284,206	359	0
	08/2023			122		CNY	841	0	(6)
	09/2023		IDR	32,509,810	$		2,172	13	0
BPS	07/2023		EUR	488,621			525,511	43	(7,715)
	07/2023		GBP	12,954			16,409	52	(94)
	07/2023	$		513,071		EUR	468,335	61	(2,084)
	07/2023			5,327		GBP	4,192	0	(3)
	07/2023			705		PLN	3,035	41	0
	08/2023		CNH	23,903	$		3,459	160	0
	08/2023		EUR	463,230			508,274	2,105	0
	08/2023		MXN	290,750			16,700	0	(151)
	08/2023	$		65		CNY	442	0	(4)
	08/2023			4,681		EUR	4,310	28	0
	09/2023			1,334		IDR	20,040,100	0	(3)
BRC	07/2023		EUR	15,049	$		16,364	0	(57)
	08/2023		CNH	28,551			4,094	154	0
	09/2023	$		1,258		IDR	18,827,871	0	(8)
CBK	07/2023			16,823		EUR	15,691	299	0
	08/2023		CAD	9,535	$		7,151	0	(52)
	08/2023		GBP	4,597			5,810	0	(29)
	09/2023		IDR	11,210,176			753	8	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	59

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	07/2023		BRL	16,268	$		3,021	$0	$(376)
	07/2023	$		3,369		BRL	16,268	28	0
	08/2023		CHF	929	$		1,049	7	0
	09/2023		BRL	16,448			3,369	0	(28)
	09/2023	$		5,115		BRL	25,888	232	0
MYI	07/2023		GBP	66,168	$		82,369	12	(1,676)
	07/2023		IDR	8,569,972			570	0	(1)
	07/2023	$		7,082		EUR	6,547	62	0
	07/2023			7,545		GBP	6,087	186	0
	07/2023			573		IDR	8,569,972	0	(1)
	09/2023		IDR	8,577,422	$		573	4	0
	09/2023	$		1,038		IDR	15,503,281	0	(9)
	09/2023			89		INR	7,348	0	0
NGF	08/2023		CNH	29,331	$		4,273	225	0
RYL	07/2023	$		6,340		EUR	5,901	99	0

Total Forward Foreign Currency Contracts								$4,357	$(12,370)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	Morgan Stanley Capital Trust 5.485% due 11/14/2042 «	(0.240)%	Monthly	11/14/2042	$7,500	$1,350	$2,562	$3,912	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	United States Treasury Inflation Indexed Bonds «	N/A	0.000%	Maturity	01/28/2036	CNY	101,100	$42	$(722)	$0	$(680)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	07/31/2023	$	560	$0	$418	$418	$0
BPS	Pay	PUG LLC	1-Month USD-LIBOR	Quarterly	07/31/2023		1,548	0	158	158	0
BPS	Pay	Team Health Holdings, Inc.	1-Month USD-LIBOR	Quarterly	07/31/2023		1,484	0	(1,271)	0	(1,271)
BPS	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	07/31/2023		5,382	0	221	221	0

								$0	$(474)	$797	$(1,271)

Total Swap Agreements								$1,392	$1,366	$4,709	$(1,951)

60	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$551	$0	$0	$551	$(79)	$0	$0	$(79)	$472	$(340)	$132
BPS	2,490	0	797	3,287	(10,054)	0	(1,271)	(11,325)	(8,038)	7,618	(420)
BRC	154	0	0	154	(65)	0	0	(65)	89	(80)	9
CBK	307	0	0	307	(81)	0	0	(81)	226	(299)	(73)
GLM	267	0	0	267	(404)	0	0	(404)	(137)	142	5
GST	0	0	3,912	3,912	0	0	0	0	3,912	(3,820)	92
MYC	0	0	0	0	0	0	(680)	(680)	(680)	503	(177)
MYI	264	0	0	264	(1,687)	0	0	(1,687)	(1,423)	1,028	(395)
NGF	225	0	0	225	0	0	0	0	225	0	225
RYL	99	0	0	99	0	0	0	0	99	0	99

Total Over the Counter	$4,357	$0	$4,709	$9,066	$(12,370)	$0	$(1,951)	$(14,321)

(p)

Securities with an aggregate market value of $9,291 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	61

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$28	$28
Swap Agreements	0	180	0	0	1,505	1,685

	$0	$180	$0	$0	$1,533	$1,713

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,357	$0	$4,357
Swap Agreements	0	4,709	0	0	0	4,709

	$0	$4,709	$0	$4,357	$0	$9,066

	$0	$4,889	$0	$4,357	$1,533	$10,779

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	2,071	0	0	2,856	4,927

	$0	$2,071	$0	$0	$2,873	$4,944

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,370	$0	$12,370
Swap Agreements	0	1,271	680	0	0	1,951

	$0	$1,271	$680	$12,370	$0	$14,321

	$0	$3,342	$680	$12,370	$2,873	$19,265

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,385	$0	$0	$(14,110)	$(9,725)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,462	$0	$6,462
Swap Agreements	0	(1,149)	0	0	983	(166)

	$0	$(1,149)	$0	$6,462	$983	$6,296

	$0	$3,236	$0	$6,462	$(13,127)	$(3,429)

62	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,702	$3,702
Swap Agreements	0	379	0	0	2,976	3,355

	$0	$379	$0	$0	$6,678	$7,057

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21,310)	$0	$(21,310)
Swap Agreements	0	753	(721)	0	(979)	(947)

	$0	$753	$(721)	$(21,310)	$(979)	$(22,257)

	$0	$1,132	$(721)	$(21,310)	$5,699	$(15,200)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$763,259	$496,692	$1,259,951
Corporate Bonds & Notes
Banking & Finance	0	240,672	0	240,672
Industrials	0	328,043	0	328,043
Utilities	0	83,155	0	83,155
Convertible Bonds & Notes
Banking & Finance	0	16,640	0	16,640
Industrials	0	8,889	0	8,889
Municipal Bonds & Notes
Michigan	0	9,876	0	9,876
Puerto Rico	0	46,100	0	46,100
West Virginia	0	114	0	114
U.S. Government Agencies	0	16,563	0	16,563
Non-Agency Mortgage-Backed Securities	0	1,376,605	80,068	1,456,673
Asset-Backed Securities	0	757,436	124,431	881,867
Sovereign Issues	0	10,510	0	10,510
Common Stocks
Consumer Discretionary	0	0	0	0
Communication Services	2,584	0	435	3,019
Financials	9,099	0	15,501	24,600
Industrials	0	10	69,830	69,840
Real Estate	300	0	0	300
Utilities	0	0	7,653	7,653
Rights
Financials	0	0	335	335
Warrants
Financials	0	0	509	509
Information Technology	0	0	20,917	20,917
Preferred Securities
Industrials	0	0	3,184	3,184
Real Estate Investment Trusts
Real Estate	2,405	0	0	2,405
Short-Term Instruments
Repurchase Agreements	0	279,916	0	279,916
Short-Term Notes	0	0	331	331

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	63

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Argentina Treasury Bills	$0	$1,548	$0	$1,548
U.S. Treasury Bills	0	45,900	0	45,900

Total Investments	$14,388	$3,985,236	$819,886	$4,819,510

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,713	0	1,713
Over the counter	0	5,154	3,912	9,066

	$0	$6,867	$3,912	$10,779

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,944)	0	(4,944)
Over the counter	0	(13,641)	(680)	(14,321)

	$0	$(18,585)	$(680)	$(19,265)

Total Financial Derivative Instruments	$0	$(11,718)	$3,232	$(8,486)

Totals	$14,388	$3,973,518	$823,118	$4,811,024

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$513,442	$364,445	$(227,911)	$9,701	$(38,332)	$(6,503)	$7,612	$(125,762)	$496,692	$(7,493)
Corporate Bonds & Notes
Industrials	130,447	2,196	0	357	0	(9,862)	0	(123,138)	0	0
Non-Agency Mortgage-Backed Securities	101,575	0	(16,845)	436	(679)	(5,058)	639	0	80,068	(5,891)
Asset-Backed Securities	216,984	0	(17,160)	1,235	(5,538)	(57,796)	0	(13,294)	124,431	(61,454)
Common Stocks
Communication Services	943	0	0	0	0	(508)	0	0	435	(508)
Financials	18,725	0	0	0	0	(3,224)	0	0	15,501	(3,225)
Industrials	74,276	4,816	0	0	0	(9,252)	0	(10)	69,830	(9,230)
Materials	561	0	(614)	0	614	(561)	0	0	0	0
Utilities	6,833	0	0	0	0	820	0	0	7,653	820
Rights
Financials	335	0	0	0	0	0	0	0	335	0
Warrants
Financials	353	0	0	0	0	156	0	0	509	156
Information Technology	29,133	0	0	0	0	(8,216)	0	0	20,917	(8,216)
Preferred Securities
Industrials	5,476	0	(1,977)	0	1,364	(1,679)	0	0	3,184	(809)
Utilities	12,289	0	(12,164)	0	(928)	803	0	0	0	0
Short-Term Instruments
Short-Term Notes	0	314	0	0	0	17	0	0	331	17

	$1,111,372	$371,771	$(276,671)	$11,729	$(43,499)	$(100,863)	$8,251	$(262,204)	$819,886	$(95,833)

Financial Derivative Instruments - Assets
Over the counter	$0	$182	$0	$0	$0	$(183)	$3,913	$0	$3,912	$(183)

Financial Derivative Instruments - Liabilities
Over the counter	$1,021	$0	$0	$0	$0	$(1,701)	$0	$0	$(680)	$(1,701)

Totals	$1,112,393	$371,953	$(276,671)	$11,729	$(43,499)	$(102,747)	$12,164	$(262,204)	$823,118	$(97,717)

64	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$70,043	Comparable Multiple	EBITDA Multiple	X	11.000	—
	790	Comparable Multiple	Revenue Multiple	X	0.675	—
	191,175	Discounted Cash Flow	Discounted Rate		6.344-14.587	9.542
	25,631	Discounted Cash Flow	Discounted Spread		8.250	—
	154	Discounted Cash Flow	Discounted Cash Flow		15.420	—
	52,112	Expected Recovery Valuation	Comparable Bond Price		60.000	—
	7,787	Other Valuation Techniques(3)	—		—	—
	19,505	Proxy Pricing	Base Price		99.453-100.523	100.097
	4,385	Recent Transaction	Price		98.000	—
	53,941	Recent Transaction	Purchase Price		97.500-100.000	99.344
	19,385	Reference Instruments	Third Party Vendor		42.000	—
	51,784	Third Party Vendor	Broker Quote		90.750-98.750	95.169
Non-Agency Mortgage-Backed Securities	79,429	Discounted Cash Flow	Discount Rate		7.000-10.000	9.755
	639	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	124,431	Discounted Cash Flow	Discount Rate		7.750-30.000	15.429
Common Stocks
Communication Services	435	Adjusted Market Price	Adjustment Factor		10.000	—
Financials	15,381	Indicative Market Quotation	Broker Quote	$	23.000	—
	120	Option Pricing Model	Volatility		56.314	—
Industrials	27,073	Comparable Multiple/Discounted Cash Flow	LTM Revenue Forward EBITDA/Discount Rate	X/X/%	0.550/6.010/9.750	—
	32,562	Discounted Cash Flow	Discount Rate		14.975	—
	9,592	Indicative Market Quotation	Broker Quote	$	15.250-19.500	15.746
	603	Recent Transaction	Purchase Price	$	6.625	—
Utilities	7,653	Indicative Market Quotation	Broker Quote	$	28.000	—
Rights
Financials	335	Indicative Market Quotation	Broker Quote	$	4.750	—
Warrants
Financials	509	Indicative Market Quotation	Broker Quote	$	0.750-7.250	7.227
Information Technology	20,917	Comparable Multiple	EBITDA Multiple	X	4.590	—
Preferred Securities
Industrials	3,184	Comparable Multiple/Discounted Cash Flow	Book Value Multiple/Discount Rate	X/%	0.350/27.749	—
Short-Term Instruments
Short-Term Notes	331	Proxy Pricing	Base Price		100.868	—

Financial Derivative Instruments - Assets
Over the counter	3,912	Other Valuation Techniques(3)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(680)	Indicative Market Quotation	Broker Quote		(4.884)	—

Total	$823,118

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Emerging Markets Income Fund commenced operations on March 15, 2022, and PIMCO Flexible Credit Income Fund commenced operations on February 22, 2017. Each Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.” PIMCO Flexible Credit Income Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. PIMCO Flexible Emerging Markets Income Fund currently offers Institutional Class Common Shares only. PIMCO Flexible Emerging Markets Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO Flexible Emerging Markets Income Fund	March 4, 2021

PIMCO Flexible Credit Income Fund	October 25, 2016

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or

66	PIMCO INTERVAL FUNDS

June 30, 2023

delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as each Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter

ANNUAL REPORT	JUNE 30, 2023	67

Notes to Financial Statements (Cont.)

relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

	Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Flexible Emerging Markets Income Fund	Daily	Monthly

PIMCO Flexible Credit Income Fund	Daily	Monthly	(1)

(1)

Beginning with the dividend payable on April 28, 2023, the Fund distributes income dividends on a monthly basis, rather than quarterly, in accordance with the Fund’s distribution policies as set forth in the Fund’s Prospectus.

Each Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, each Fund intends to distribute net realized long-term capital gains not previously distributed, if any. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and, collectively, the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in

68	PIMCO INTERVAL FUNDS

June 30, 2023

surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

ANNUAL REPORT	JUNE 30, 2023	69

Notes to Financial Statements (Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when

70	PIMCO INTERVAL FUNDS

June 30, 2023

that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE

ANNUAL REPORT	JUNE 30, 2023	71

Notes to Financial Statements (Cont.)

Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of each Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

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∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established

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market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

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Notes to Financial Statements (Cont.)

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by `back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Manager’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of

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Notes to Financial Statements (Cont.)

the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Funds may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Funds may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial

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owners (i.e., the Funds or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Funds’ ability to qualify as such.

If the Funds or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Funds or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Funds or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Funds or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Funds or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to

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Notes to Financial Statements (Cont.)

reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the

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Notes to Financial Statements (Cont.)

security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the

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agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.. A Fund’s Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

ANNUAL REPORT	JUNE 30, 2023	83

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected

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as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

ANNUAL REPORT	JUNE 30, 2023	85

Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to

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manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

ANNUAL REPORT	JUNE 30, 2023	87

Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of

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other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current

ANNUAL REPORT	JUNE 30, 2023	89

Notes to Financial Statements (Cont.)

status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Funds are listed below.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Asset Allocation	X	X

Call	X	X

Confidential Information Access	X	X

Contingent Convertible Securities	X	X

Convertible Securities	X	X

Corporate Debt Securities	X	X

Counterparty	X	X

“Covenant-Lite” Obligations	X	X

Credit Default Swaps	X	X

Credit	X	X

Currency	X	X

Cyber Security	X	X

Derivatives	X	X

Distressed and Defaulted Securities	X	X

Distribution Rate	X	X

Emerging Markets	X	X

Equity	—	X

Focused Investment	X	X

Foreign (Non-U.S.) Government Securities	—	X

Foreign (Non-U.S.) Investment	X	—

Foreign Loan Originations	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Interest Rate	X	X

Issuer	X	X

Large Shareholder	X	X

Leverage	X	X

Liquidity	X	X

Loans and Other Indebtedness; Loan Participations and Assignments	X	X

Loan Origination	X	X

Management	X	X

Market	X	X

Market Disruptions	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X

Municipal Bond	X	X

New/Small Fund	X	—

ANNUAL REPORT	JUNE 30, 2023	91

Notes to Financial Statements (Cont.)

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Non-Diversification	X	—

Operational	X	X

Other Investment Companies	—	X

Platform	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest	X	X

Privacy and Data Security	X	X

Private-Issued Mortgage-Related Securities	X	X

Private Placement	X	X

Real Estate	X	X

Regulatory Changes	X	X

Regulatory — LIBOR	X	X

Reinvestment	X	X

Repurchase Agreements	X	X

Repurchase Offers	X	X

Senior Debt	X	X

Short Exposure	X	X

Sovereign Debt	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	X

Structured Investments	X	X

Subprime	X	X

Subsidiary	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	X	X

Asset Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk  is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without

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limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

Convertible Securities Risk  is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk  is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Counterparty Risk  is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if

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Notes to Financial Statements (Cont.)

certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivative contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Currency Risk  is the risk that investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk  is the risk that, as the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage;

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reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/ or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value. A Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk  is the risk that, to the extent a Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

Focused Investment Risk  is the risk that, to the extent that a Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign (Non-U.S.) Government Securities Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk  is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio

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duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Large Shareholder Risk  is the risk that, to the extent a large proportion of the Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, a Fund may be adversely impacted if such shareholders purchase or request repurchases of large amounts of Common Shares. For example, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that a Fund has offered to repurchase. If a repurchase offer is oversubscribed, a Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in a Fund’s net assets, resulting in an increase in a Fund’s total annual operating expense ratio.

Leverage Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loan Origination Risk  is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for

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Notes to Financial Statements (Cont.)

the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments being over-concentrated in certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.

There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund acquires loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries or companies.

Market Disruptions Risk  is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation or other factors relating to the Fund’s investments or PIMCO’s operations and cause a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other

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operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Mortgage-Related and Other Asset-Backed Instruments Risk  is the risk associated with the fact that a Fund may invest in mortgage-related assets, which may include but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk  is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Notes to Financial Statements (Cont.)

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk  is the risk resulting from the fact that the Alt Lending ABS in which a Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, a Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If a Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to a Fund. If a borrower is unable or fails to make payments on a loan for any reason, a Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) a Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  is the risk that PIMCO’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk  is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private

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investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Privately-Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Real Estate Risk  is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. A Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Regulatory Changes Risk  is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests can be difficult to ascertain. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Reinvestment Risk  is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

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Notes to Financial Statements (Cont.)

Repurchase Offers Risk  is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to each Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Senior Debt Risk  is the risk that a Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Special Purpose Acquisition Companies (“SPACs”) Risk  is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk  is the risk that a Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not

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have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subprime Risk  is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by a Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. A Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund would be indirectly exposed to the risks associated with the subsidary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk  is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash, and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Fund’s portfolio.

ANNUAL REPORT	JUNE 30, 2023	103

Notes to Financial Statements (Cont.)

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund.

Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

104	PIMCO INTERVAL FUNDS

June 30, 2023

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Funds investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data

ANNUAL REPORT	JUNE 30, 2023	105

Notes to Financial Statements (Cont.)

and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds requires for its daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to the Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor,” affiliate of PIMCO) serves as the principal underwriter in the continuous public offering of each Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with each Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management LLC.

Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges.

106	PIMCO INTERVAL FUNDS

June 30, 2023

The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1		Class A-2		Class A-3		Class A-4
PIMCO Flexible Emerging Markets Income Fund	1.30%	N/A	0.50%	*	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Credit Income Fund	1.30%	N/A	0.50%		0.50%		0.75%		0.75%

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended June 30, 2023.
(1)

Management fees calculated based on each Fund’s average daily “total managed assets”. Total managed assets includes total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended June 30, 2023, the Distributor retained $6,800 representing contingent deferred sales charges from PIMCO Flexible Credit Income Fund.

(c) Fund Expenses  PIMCO Flexible Emerging Markets Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of, except as otherwise agreed under the Investment Management Agreement, outside legal counsel or third-party service providers, agents, operating partners, insurers or consultants retained in connection with insuring, reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled

ANNUAL REPORT	JUNE 30, 2023	107

Notes to Financial Statements (Cont.)

vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

PIMCO Flexible Credit Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for

108	PIMCO INTERVAL FUNDS

June 30, 2023

preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund,” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through November 3, 2023, for PIMCO Flexible Emerging Markets Income Fund and November 1, 2023, for PIMCO Flexible Credit Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational

ANNUAL REPORT	JUNE 30, 2023	109

Notes to Financial Statements (Cont.)

expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment. The total recoverable amounts to PIMCO as of June 30, 2023, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Flexible Emerging Markets Income Fund	$0	$300	$9	$309

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Management Fee Waiver Agreement, PIMCO has contractually agreed, through November 3, 2023, to waive 70% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement and, from November 4, 2023 through November 3, 2024, to waive 35% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement. PIMCO’s waiver of management fees under the Management Fee Waiver Agreement is applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreement shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from PIMCO Flexible Emerging Markets Income Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement.

Pursuant to each Fund’s Expense Limitation Agreement and the Management Fee Waiver Agreement, as applicable, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2023, the Fund(s) below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Flexible Emerging Markets Income Fund	$287

†	A zero balance may reflect actual amounts rounding to less than one thousand.

110	PIMCO INTERVAL FUNDS

June 30, 2023

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended June 30, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Flexible Credit Income Fund	$7,097	$66,060	$(991)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	JUNE 30, 2023	111

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Flexible Emerging Markets Income Fund	$1,835	$0	$16,128	$19,268

PIMCO Flexible Credit Income Fund	20,636	1,916	1,418,727	1,187,720

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Emerging Markets Income Fund
	Year Ended 06/30/2023		Inception Date through 06/30/2022(a)

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	32	$262	2,691	$26,922

Issued as reinvestment of distributions

Institutional Class	252	2,044	61	520

Cost of shares redeemed

Institutional Class	(0)	(1)	0	0

Net increase (decrease) resulting from Fund share transactions	284	$2,305	2,752	$27,442

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was March 15, 2022.

	PIMCO Flexible Credit Income Fund (Consolidated)

	Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	99,760	$724,842	149,344	$1,362,778

Class A-1	143	1,000	1,225	11,500

Class A-2	3,955	28,769	6,729	62,842

Class A-3	33,941	249,693	23,670	221,586

Class A-4	1,264	9,540	7,329	66,802

Issued as reinvestment of distributions

Institutional Class	12,593	89,198	6,617	59,068

Class A-1	0	0	0	1

Class A-2	1,053	7,441	375	3,291

Class A-3	4,785	33,722	1,134	10,003

Class A-4	510	3,735	830	7,357

112	PIMCO INTERVAL FUNDS

June 30, 2023

	PIMCO Flexible Credit Income Fund (Consolidated)

	Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(91,798)	(678,549)	(44,176)	(400,837)

Class A-1	0	0	(1)	(11)

Class A-2	(1,981)	(14,803)	(187)	(1,663)

Class A-3	(5,961)	(43,594)	(1,559)	(13,739)

Class A-4	(16,930)	(126,842)	(1,112)	(10,239)

Net increase (decrease) resulting from Fund share transactions	41,334	$284,152	150,218	$1,378,739

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Flexible Emerging Markets Income Fund	0	1	0%	93%

PIMCO Flexible Credit Income Fund	1	0	26%	0%

14. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 5% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet

ANNUAL REPORT	JUNE 30, 2023	113

Notes to Financial Statements (Cont.)

the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

During the period ended June 30, 2023, the Funds engaged in repurchase offers as follows:

PIMCO Flexible Emerging Markets Income Fund

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 4, 2022
Institutional Class	5%	12	0.00%

May 9, 2023
Institutional Class	5%	122	0.00%

PIMCO Flexible Credit Income Fund

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 4, 2022
Institutional Class	5%	18,971,121	5.88%
A-2	5	256,892	2.36
A-3	5	989,761	2.98
A-4	5	219,542	1.14

114	PIMCO INTERVAL FUNDS

June 30, 2023

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

November 4, 2022
Institutional Class	5%	25,086,809	7.80%
A-2	5	814,691	7.18
A-3	5	1,353,679	2.61
Class A-4	5	5,850	0.17

February 9, 2023
Institutional Class	5%	21,356,356	6.47%
A-2	5	302,077	2.37
A-3	5	1,095,058	1.91
A-4	5	42,212	1.17

May 9, 2023
Institutional Class	5%	26,314,698	7.73%
A-2	5	287,869	2.11
A-3	5	2,465,177	3.86
A-4	5	134,242	3.47

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC, each a Delaware limited liability company, were formed as Subsidiaries acting as investment vehicles for PIMCO Flexible Credit Income Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of June 30, 2023 of the Subsidiaries.

Fund Name	Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets†

PIMCO Flexible Credit Income Fund	PFLEXLS I LLC	12/01/2017	2.8%

PIMCO Flexible Credit Income Fund	CLM 13648 LLC	03/29/2018	0.0

PIMCO Flexible Credit Income Fund	MLM 13648 LLC	04/03/2018	0.2

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if

ANNUAL REPORT	JUNE 30, 2023	115

Notes to Financial Statements (Cont.)

applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Flexible Emerging Markets Income Fund	$0	$0	$(1,877)	$(11)	$(2,889)	$0	$(94)	$(4,871)

PIMCO Flexible Credit Income Fund	22,002	0	(728,783)	(14,251)	(306,955)	0	0	(1,027,987)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, grantor trusts, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through June 30, 2023 and Ordinary losses realized during the period January 1, 2023 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

116	PIMCO INTERVAL FUNDS

June 30, 2023

As of June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Emerging Markets Income Fund	$2,020	$869

PIMCO Flexible Credit Income Fund	71,462	235,493

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Flexible Emerging Markets Income Fund	$27,198	$503	$(2,381)	$(1,878)

PIMCO Flexible Credit Income Fund	5,502,596	222,244	(948,783)	(726,539)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, grantor trusts, and partnerships.

For the fiscal years ended June 30, 2023 and June 30, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2023			June 30, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Flexible Emerging Markets Income Fund	$2,195	$0	$0	$556	$0	$0

PIMCO Flexible Credit Income Fund	422,124	0	0	236,020	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2023	117

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”) as of June 30, 2023, and the related statements of operations, of changes in net assets, and of cash flows for PIMCO Flexible Credit Income Fund for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations, the changes in each of their net assets, the cash flows for PIMCO Flexible Credit Income Fund, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Flexible Emerging Markets Income Fund (1)

PIMCO Flexible Credit Income Fund (2)

(1) Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statement of operations for the year ended June 30, 2023, and the statements of changes in net assets and the financial highlights for the year ended June 30, 2023 and for the period March 15, 2022 (inception date) through June 30, 2022

(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of June 30, 2023, and the related consolidated statements of operations and cash flows for the year ended June 30, 2023, consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2023 and the consolidated financial highlights for each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles

118	PIMCO INTERVAL FUNDS

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2023

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

ANNUAL REPORT	JUNE 30, 2023	119

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	MYC	Morgan Stanley Capital Services LLC
BOS	BofA Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	MZF	Mizuho Securities USA LLC
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
BYR	The Bank of Nova Scotia - Toronto	NOM	Nomura Securities International, Inc.
CBK	Citibank N.A.	NSL	Nomura International PLC
CDC	Natixis Securities Americas LLC	RBC	Royal Bank of Canada
CDI	Natixis Singapore	RCE	Royal Bank of Canada Europe Limited
CIB	Canadian Imperial Bank of Commerce	RCY	Royal Bank of Canada
DBL	Deutsche Bank AG London	RDR	RBC Capital Markets LLC
FICC	Fixed Income Clearing Corporation	RTA	RBC (Barbados) Trading Bank Corp.
GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc
GST	Goldman Sachs International	SBI	Citigroup Global Markets Ltd.
IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank
MBC	HSBC Bank Plc	UAG	UBS AG Stamford
MEI	Merrill Lynch International	UBS	UBS Securities LLC

Currency Abbreviations:
AED	UAE Dirham	EUR	Euro
ARS	Argentine Peso	GBP	British Pound
BRL	Brazilian Real	IDR	Indonesian Rupiah
CAD	Canadian Dollar	ILS	Israeli Shekel
CHF	Swiss Franc	INR	Indian Rupee
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
DOP	Dominican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.HY	Credit Derivatives Index - High Yield	LIBOR06M	6 Month USD-LIBOR
EUR001M	1 Month EUR Swap Rate	PRIME	Daily US Prime Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
EUR012M	12 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CBO	Collateralized Bond Obligation	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

120	PIMCO INTERVAL FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Flexible Emerging Markets Income Fund	0.00%	0.00%	$110	$0	$1,667
PIMCO Flexible Credit Income Fund	0.00%	1.09%	422,124	0	261,899

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Flexible Emerging Markets Income Fund	0%
PIMCO Flexible Credit Income Fund	0%

ANNUAL REPORT	JUNE 30, 2023	121

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Emerging Markets Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.1526	$0.0000	$0.0000	$0.1526

April 2023	$0.0450	$0.0000	$0.0000	$0.0450

May 2023	$0.0479	$0.0000	$0.0000	$0.0479

June 2023	$0.0496	$0.0000	$0.0000	$0.0496

PIMCO Flexible Credit Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.1656	$0.0000	$0.0000	$0.1656

April 2023	$0.0504	$0.0000	$0.0000	$0.0504

May 2023	$0.0558	$0.0000	$0.0000	$0.0558

June 2023	$0.0573	$0.0000	$0.0000	$0.0573

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.1566	$0.0000	$0.0000	$0.1566

April 2023	$0.0479	$0.0000	$0.0000	$0.0479

May 2023	$0.0530	$0.0000	$0.0000	$0.0530

June 2023	$0.0544	$0.0000	$0.0000	$0.0544

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.1566	$0.0000	$0.0000	$0.1566

April 2023	$0.0479	$0.0000	$0.0000	$0.0479

May 2023	$0.0530	$0.0000	$0.0000	$0.0530

June 2023	$0.0544	$0.0000	$0.0000	$0.0544

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.1521	$0.0000	$0.0000	$0.1521

April 2023	$0.0465	$0.0000	$0.0000	$0.0465

May 2023	$0.0515	$0.0000	$0.0000	$0.0515

June 2023	$0.0528	$0.0000	$0.0000	$0.0528

122	PIMCO INTERVAL FUNDS

(Unaudited)

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.1521	$0.0000	$0.0000	$0.1521

April 2023	$0.0465	$0.0000	$0.0000	$0.0465

May 2023	$0.0515	$0.0000	$0.0000	$0.0515

June 2023	$0.0528	$0.0000	$0.0000	$0.0528

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	JUNE 30, 2023	123

Changes to Board of Trustees

(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Trustee of the Funds.

Effective December 31, 2022, Mr. William B. Ogden, IV retired from his position as Trustee of the Funds.

Effective April 30, 2023, Mr. John C. Maney retired from his position as Trustee of the Funds.

Effective April 30, 2023, the Board of Trustees appointed Ms. Libby D. Cantrill as a Trustee of the Funds.

124	PIMCO INTERVAL FUNDS

Changes to Portfolio Managers

(Unaudited)

Effective December 6, 2022, Eve Tournier no longer serves as portfolio manager of PIMCO Flexible Credit Income Fund.

ANNUAL REPORT	JUNE 30, 2023	125

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

126	PIMCO INTERVAL FUNDS

Management of the Funds

(Unaudited)

The charts below identify the Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Trustee (since 2019) and Governance Committee (since 2020), Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015). Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); and President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	30	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

ANNUAL REPORT	JUNE 30, 2022	127

Management of the Funds (Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Kathleen McCartney 1955	Trustee	Since 2022.	President, Smith College (since 2013); Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities (since 2013); Formerly, Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	30	None.

Alan Rappaport 1953	Trustee	Since inception.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-Present).

128	PIMCO INTERVAL FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

E. Grace Vandecruze 1963	Trustee	Since 2021.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (since 2021); and Director, Blackstone Private Equity Strategies Fund L.P. (since 2022). Formerly, Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).	30	None.

Interested Trustees**

David N. Fisher*** 1968	Trustee	Since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None.

Libby D. Cantrill*** 1968	Trustee	Since 2023.	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Covenant House New York (2021-Present); Securities Industry and Financial Markets Association (2022-Present).

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
**	The Trustee is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliations with PIMCO and its affiliates.
***	Mr. Fisher’s and Ms. Cantrill’s address is 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JUNE 30, 2023	129

Management of the Funds (Cont.)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund

Ryan Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

130	PIMCO INTERVAL FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Douglas B. Burrill 1980	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Elizabeth A. Duggan[1] 1964	Vice President	Since 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Jason R. Duran[1] 1977	Vice President	Since March 2023	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Mark A. Jelic[1] 1981	Vice President	Since 2021

Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Kenneth W. Lee[1] 1972	Vice President	Since 2022

Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Greg J. Mason[2] 1980	Vice President	Since March 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	JUNE 30, 2023	131

Management of the Funds (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Keith A. Werber[1] 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh[1] 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown[2] 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Maria M. Golota 1983	Assistant Treasurer	Since March 2023	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

132	PIMCO INTERVAL FUNDS

Approval of Investment Management Agreements

(Unaudited)

PFLEX, EMFLX

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”) of each of PIMCO Flexible Credit Income Fund ( “PFLEX”) and PIMCO Flexible Emerging Markets Income Fund (“EMFLX”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Investment Management Agreement”). At an in-person meeting held on June 14, 2023 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year period commencing on August 1, 2023. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each wholly-owned subsidiary of PFLEX (each, a “Subsidiary” and, collectively, the “Subsidiaries”) (collectively, the “Subsidiary Agreement” and, together with each Investment Management Agreement, the “Agreements”), for the same additional one-year period.

In addition to the Approval Meeting, the Contracts Committee (the “Committee”) and the Performance Committee of the Board held a joint meeting on May 19, 2023 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Committee and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“NAV”) (both absolute and compared against its Broadridge Performance Universe (as defined below)) and distribution

ANNUAL REPORT	JUNE 30, 2023	133

Approval of Investment Management Agreements (Cont.)

yield, use of leverage, risks, and other portfolio information, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/ expenses, performance, distribution yield, and risk-based factors, as of December 31, 2022. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“Broadridge”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreement, the Trustees considered that PFLEX utilizes its Subsidiaries to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreement in the same manner as it does for PFLEX under its Investment Management Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary Agreement and that PIMCO’s profitability with respect to PFLEX is not impacted as a result of the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of PFLEX’s Investment Management Agreement.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s experience in managing interval funds, such as the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; recent changes to

134	PIMCO INTERVAL FUNDS

(Unaudited)

the named portfolio managers of the Funds, as applicable; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.

After their review and deliberations, the Trustees concluded that the nature, extent and quality of the overall services provided by PIMCO under each Agreement were appropriate.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under its Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “Broadridge Expense Group”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

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Approval of Investment Management Agreements (Cont.)

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end funds, exchange-traded funds, and listed closed-end funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing interval funds such as each Fund. For example, the Trustees considered that, as interval funds, each Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, (iii) changes in leverage, all of which results in more burdensome portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds and (iv) investing in non-traditional and less liquid holdings as compared to open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account that each Fund pays management fees on assets attributable to types of leverage that it uses (such as reverse repurchase agreements and dollar rolls), which increases the amount of management fees payable by the Fund under the Agreement (because each Fund’s fees are calculated based on total managed assets (including, as applicable, assets attributable to reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings)). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Funds’ use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

136	PIMCO INTERVAL FUNDS

(Unaudited)

The Trustees noted that the contractual and actual management fee rates for PFLEX under its unified fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. For EMFLX, the contractual management fee rate for the Fund under its unified fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, while the actual management fee rate for the Fund under its unified fee arrangement was below the median actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including any assets attributable to outstanding preferred shares, if any, or other forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken

ANNUAL REPORT	JUNE 30, 2023	137

Approval of Investment Management Agreements (Cont.)

by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2022; and (ii) where applicable, a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2022 and December 31, 2021. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

138	PIMCO INTERVAL FUNDS

(Unaudited)

Fund-by-Fund Analysis

With regard to the investment performance of each Fund’s Institutional Class Shares and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

PFLEX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three- and five-year periods ended December 31, 2022.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group but at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

EMFLX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had third quintile performance for the since inception period ended December 31, 2022.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment

ANNUAL REPORT	JUNE 30, 2023	139

Approval of Investment Management Agreements (Cont.)

(Unaudited)

performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

140	PIMCO INTERVAL FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	JUNE 30, 2023	141

Privacy Policy (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

142	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3001AR_063023

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2023	$ 165,208
	June 30, 2022	$ 263,772

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2023	$ —
	June 30, 2022	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	June 30, 2023	$ —
	June 30, 2022	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	June 30, 2023	$ —
	June 30, 2022	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

		Aggregate Non-Audit Fees Billed to Entity

Entity		June 30, 2023	June 30, 2022

PIMCO Flexible Credit Income Fund	$	—	$—
Pacific Investment Management Company LLC (“PIMCO”)		29,289,017	9,618,697

Totals	$	29,289,017	$9,618,697

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Joseph B. Kittredge, Jr. (Chair)

Sarah E. Cogan

Deborah A. DeCotis

Kathleen A. McCartney

Alan Rappaport

E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy voting1 policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed-Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to the Fund. Consistent with its management responsibilities, the Sub-Adviser would assume the authority for voting proxies on behalf of PIMCO for the Fund. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 5, 2023, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Credit Income Fund (the “Fund”):

Daniel J. Ivascyn - Mr. Ivascyn has been the lead portfolio manager of the Fund since its inception in February 2017. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata - Mr. Murata has been a portfolio manager of the Fund since its inception in February 2017. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Marc P. Seidner - Mr. Seidner has been a portfolio manager of the Fund since its inception February 2017. Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the Newport Beach office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014.

Mark R. Kiesel - Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2017. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global lead of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Christian Stracke - Mr. Stracke has been a portfolio manager of the Fund since its inception February 2017. Mr. Stracke is a managing director in the London office, global head of the credit research group, and PIMCO’s president. Mr. Stracke is also a senior portfolio manager across PIMCO’s suite of private credit strategies, investing across mortgage, real estate, specialty financials, corporate special situations, and performing private corporate credit. In addition to his portfolio management responsibilities, he sits on the firm’s Executive Committee.

Jamie Weinstein - Mr. Weinstein has been a portfolio manager of the Fund since November 2020. Mr. Weinstein is a managing director and portfolio manager in the Newport Beach office and lead corporate special situations, focusing on PIMCO’s opportunistic and alternative strategies within corporate credit. Prior to joining PIMCO in 2019, he worked for KKR as a portfolio manager for the firm’s special situations funds and portfolios, which he managed since their inception in 2009. He was also a member of the firm’s special situations, real estate, and India NBFC investment committees and the KKR credit portfolio management committee. Previously, Mr. Weinstein was a portfolio manager with responsibility across KKR’s credit strategies. He has 21 years of investment experience and holds an MBA from Stanford University and a bachelor’s degree in civil engineering and operations research from Princeton University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2023, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	20	$162,905.20	23	$92,053.82	29	$37,573.50
Alfred T. Murata[2]	21	$166,734.07	22	$45,379.20	5	$1,014.08
Marc P. Seidner[3]	24	$26,570.34	26	$13,811.91	37	$17,282.95

Mark R. Kiesel	19	$116,928.85	51	$67,513.70	84	$54,110.42
Christian Stracke[4]	1	$305.82	6	$6,553.54	1	$1.89
Jamie Weinstein[5]	2	$1,663.18	5	$11,403.42	0	$0.00

1 Of these Other Pooled Investment Vehicles,   10   accounts totaling  $18,133.06 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   1   account totaling   $314.95     million in assets pays an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 5   accounts totaling   $9,569.39     million in assets pay an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,     5     accounts totaling   $2,135.61    million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   12   accounts totaling     $7,704.27     million in assets pay an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles,   5   accounts totaling   $2,183.58     million in assets pay an advisory fee that is based in part on the performance of the accounts.

5 Of these Other Pooled Investment Vehicles,     2     account totaling   $6,840.44    million in assets pays an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more

Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client. PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches.

PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. PIMCO has received exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain affiliates. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. If granted, the exemptive order will impose certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2023, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or when there is a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; and

•	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2023
Daniel J. Ivascyn	over $1,000,000

Alfred T. Murata	$500,001 - $1,000,000
Marc P. Seidner	None
Mark R. Kiesel	None
Christian Stracke	None
Jamie Weinstein	$100,001 - $500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes—Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes—Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: September 5, 2023

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 5, 2023